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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21374

PIMCO Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna -1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2011

Date of reporting period:	July 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

Contents

Letter to Shareholders	2-3

Fund Insights	4

Fund Performance & Statistics	5-6

Schedules of Investments	7-24

Statements of Assets and Liabilities	25

Statements of Operations	26

Statements of Changes in Net Assets	27-28

Statement of Cash Flows	29

Notes to Financial Statements	30-54

Financial Highlights	55-56

Report of Independent Registered Public Accounting Firm	57

Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees	58

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	59-61

Privacy Policy/Proxy Voting Policies & Procedures	62

Dividend Reinvestment Plan	63

Board of Trustees	64-65

Fund Officers	66

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7.31.11 |	PIMCO Income Strategy Fund II Annual Report	1

Dear Shareholder:

This letter focuses on the twelve-month fiscal period ended July 31, 2011. However, it is important to note the significant volatility that has impacted U.S. financial markets since the end of the reporting period. This volatility has been sparked by a variety of economic and geopolitical challenges in both the United States and abroad. Ongoing U.S. government budget battles and the downgrading of its credit rating, fiscal concerns in Europe, and data indicating that the U.S. and global economies are slowing down have all contributed significantly to the recent market downturn.

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Twelve Month Period in Review through July 31, 2011

For the twelve-month fiscal period ended July 31, 2011:

•  PIMCO Income Strategy Fund rose 19.46% on net asset value (“NAV”) and 19.67% on market price.

•  PIMCO Income Strategy Fund II advanced 19.12% on NAV and 12.53% on market price.

The Barclays Capital U.S. Credit Index, a measure of high quality corporate bond performance, returned 6.70% and the Barclays Capital U.S. High Yield Bond Index, a measure of below investment-grade corporate bond performance, returned 12.95% during the reporting period. Government bonds, as represented by the Barclays Capital Long Term Treasury Index, rose 3.04%. The Barclays Capital U.S. Aggregate Bond Index, a broad credit market measure of government and corporate securities, posted a 4.44% return, and mortgage-backed securities, reflected by the Barclays Capital Mortgage Index, rose 3.88%. As for stocks, the Standard & Poor’s 500 Index advanced 19.65% during the fiscal twelve month period.

At the start of the fiscal year, Gross Domestic Product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, was growing at an annualized rate of 2.5%. GDP fell to 2.3% between October and December 2010 and 0.4% between January and March of 2011. It perked up to an annualized rate of 1.3% between April and June 2011.

As the economy struggled, U.S. Treasury prices jumped, sending yields plummeting. After reaching 3.75% in February 2011, the benchmark 10-year Treasury yielded just 2.82% at the end of the fiscal period.

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2	PIMCO Income Strategy Fund II Annual Report | 7.31.11

The slowdown took steam out of corporate bonds, particularly in the higher-yielding (“junk bond”) sector. Corporate profits remained robust, but concerns grew that skittish consumers would reduce spending, jeopardizing future earnings.

The economic weakness prompted the Federal Reserve (the “Fed”) to indicate that it would keep interest rates low through 2013. Policymakers have also hinted of additional stimulus measures.

The Road Ahead

The recent market volatility reflects ongoing concerns about the health of the U.S. economy. Key measures such as unemployment and housing remain troubled, and consumer confidence has fallen to levels not seen since 1982.

There are reasons to be hopeful, however, as GDP accelerated between April and June. In addition, there were 3.1 million job openings in May. The Fed is maintaining a low interest rate environment and U.S. companies, holding record amounts of cash, appear healthy. We maintain our view that the U.S. rebound now entering its third year will continue.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report	3

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Fund Insights

July 31, 2011 (unaudited)

For the 12 months ended July 31, 2011, PIMCO Income Strategy Fund returned 19.46% on net asset value (“NAV”) and 19.67% on market price.

For the 12 months ended July 31, 2011, PIMCO Income Strategy Fund II returned 19.12% on NAV and 12.53% on market price.

The unmanaged Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. Credit Index returned 4.44% and 6.70%, respectively, during the reporting period.

While the U.S. fixed income market generated a positive return during the reporting period, there were periods of heightened volatility due to shifting expectations for the economy and periodic flights to quality. Early in the period, there were concerns that the economic recovery was losing momentum and the U.S. may fall back into recession. Beginning in the fourth quarter of 2010, expectations improved and inflationary concerns emerged. Despite a number of geopolitical challenges, the ongoing European sovereign debt crisis and the devastating earthquake in Japan, most spread sectors (non-U.S. Treasuries) outperformed equal-duration Treasuries through the end of April 2011. However, over the last three months of the period, the economy decelerated and investor risk appetite was replaced with risk aversion. Further impacting investor sentiment were concerns regarding the raising of the debt ceiling and the potential for a downgrade of U.S. government securities. Against this backdrop, Treasury yields moved lower and nearly every spread sector lagged equal-duration Treasuries. All told, during the 12 months ended July 31, 2011, both short- and long-term Treasury yields declined and the yield curve steepened.

Sector exposures largely enhanced the Funds’ performance

During the reporting period, the Funds significantly outperformed the broad U.S. fixed income market (as measured by the Barclays Capital U.S. Aggregate Bond Index) as well as the U.S. credit market (as measured by the Barclays Capital U.S. Credit Index).

Overall, the Funds’ sector exposures within the corporate bond market were beneficial for performance. An emphasis on the life insurance sector, which materially outpaced the broad market, benefited returns. An overweighting to non-captive consumer finance bonds was a strong contributor to performance, as these issues substantially outperformed the overall credit market. An emphasis on banks was rewarded, as recapitalization efforts increased. However, a portion of these gains were given back toward the end of the reporting period as sovereign debt tensions increased and negatively impacted the financial sector. Select exposure to Build America Bonds, a part of the Obama administration’s economic stimulus package, which subsidized taxable municipal securities in an effort to attract investors, added to performance, as these municipal issues generally outperformed the broader market. Finally, having an exposure to certain speculative-grade corporate bonds enhanced the Funds’ results, as these securities outperformed their higher quality counterparts.

Underweight exposure to technology detracted from results as this sector rallied and outperformed the overall credit market. An underweighting to the metals and mining sector was also not rewarded, as this sector benefited from increasing metal prices. Elsewhere, the Funds’ exposure to the European banking sector detracted from performance as select issuers were adversely impacted by sovereign credit concerns.

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PIMCO Income Strategy Fund Fund Performance & Statistics

July 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	19.67%	19.46%
5 Year	3.35%	3.01%
Commencement of Operations (8/29/03) to 7/31/11	4.65%	4.27%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (8/29/03) to 7/31/11	Market Price	$12.39
Market Price NAV	NAV	$11.39
	Premium to NAV	8.78%
	Market Price Yield(2)	7.26%

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PIMCO Income Strategy Fund II Fund Performance & Statistics

July 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	12.53%	19.12%
5 Year	0.32%	0.06%
Commencement of Operations (10/29/04) to 7/31/11	1.23%	1.61%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (10/29/04) to 7/31/11	Market Price	$10.27
	NAV	$10.04
Market Price	Premium to NAV	2.29%
NAV	Market Price Yield(2)	7.59%
	Portfolio Composition (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in the Funds’ dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per common share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at July 31, 2011.

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6	PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund Schedule of Investments

July 31, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 58.8%

Airlines – 5.1%
$900	American Airlines, Inc., 10.50%, 10/15/12	B2/B	$949,500
	American Airlines Pass Through Trust,
3,774	9.73%, 9/29/14	Caa2/CCC+	3,697,932
1,861	10.18%, 1/2/13	Caa1/CCC+	1,861,294
14,637	United Air Lines Pass Through Trust, 10.40%, 5/1/18 (j)	Baa2/BBB+	16,484,010
			22,992,736

Banking – 8.3%
2,600	AgFirst Farm Credit Bank, 7.30%, 8/29/11 (a) (b) (d) (g) (k) (acquisition cost-$2,225,000; purchased 2/26/10-4/15/10)	NR/A	2,611,448
	Barclays Bank PLC (g),
1,200	7.375%, 12/15/11 (a) (d)	Baa2/A-	1,212,000
1,885	7.434%, 12/15/17 (a) (d) (j)	Baa2/A-	1,899,137
£7,800	14.00%, 6/15/19	Baa2/A-	15,588,042
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€3,000	6.875%, 3/19/20	NR/NR	4,306,689
$4,400	11.00%, 6/30/19 (a) (d) (g) (j)	A2/AA-	5,637,355
600	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Baa3/BBB	602,413
	Regions Financial Corp.,
800	7.375%, 12/10/37	B1/BB	763,470
1,500	7.75%, 9/15/24	B1/BB	1,484,257
£2,000	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19, (converts to FRN on 9/27/14)	Aa3/AA-	3,346,801
			37,451,612

Chemicals – 0.5%
$1,861	Lyondell Chemical Co., 8.00%, 11/1/17 (a) (d)	Ba1/BB+	2,112,235

Consumer Products – 0.2%
800	Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (a) (d)	Caa1/B-	800,000

Energy – 0.2%
1,100	Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B	Ca/CC	852,500

Financial Services – 24.3%
	Ally Financial, Inc.,
304	5.90%, 1/15/19	B1/B+	285,225
156	5.90%, 10/15/19	B1/B+	143,441
55	6.00%, 2/15/19	B1/B+	51,666
90	6.00%, 3/15/19	B1/B+	84,768
8	6.00%, 4/15/19	B1/B+	7,500
325	6.00%, 9/15/19	B1/B+	302,831
95	6.05%, 8/15/19	B1/B+	88,680
413	6.05%, 10/15/19	B1/B+	383,703
31	6.125%, 10/15/19	B1/B+	28,943
1,208	6.15%, 8/15/19	B1/B+	1,135,739
1,371	6.25%, 2/15/16	B1/B+	1,347,165
25	6.25%, 1/15/19	B1/B+	23,950
120	6.30%, 8/15/19	B1/B+	113,902
1,168	6.35%, 2/15/16	B1/B+	1,152,136
285	6.35%, 4/15/16	B1/B+	279,269
216	6.40%, 3/15/16	B1/B+	215,973

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PIMCO Income Strategy Fund Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$360	6.40%, 11/15/19	B1/B+	$342,443
1,357	6.50%, 2/15/16	B1/B+	1,346,265
20	6.50%, 9/15/16	B1/B+	19,669
442	6.50%, 10/15/16	B1/B+	434,892
170	6.50%, 12/15/18	B1/B+	165,262
22	6.50%, 5/15/19	B1/B+	21,190
358	6.55%, 12/15/19	B1/B+	344,146
14	6.60%, 5/15/18	B1/B+	13,996
51	6.65%, 6/15/18	B1/B+	51,129
60	6.70%, 6/15/18	B1/B+	60,152
329	6.75%, 4/15/13	B1/B+	329,327
3	6.75%, 8/15/16	B1/B+	2,979
13	6.75%, 6/15/17	B1/B+	13,010
89	6.75%, 5/15/19	B1/B+	86,985
10	6.75%, 6/15/19	B1/B+	9,737
205	6.80%, 9/15/16	B1/B+	203,965
3	6.80%, 10/15/18	B1/B+	3,001
938	6.85%, 4/15/16	B1/B+	936,212
30	6.85%, 5/15/18	B1/B+	29,991
336	6.875%, 8/15/16	B1/B+	334,982
5	6.875%, 7/15/18	B1/B+	5,004
140	6.90%, 6/15/17	B1/B+	140,384
32	6.90%, 8/15/18	B1/B+	31,845
151	6.95%, 6/15/17	B1/B+	151,439
25	7.00%, 12/15/16	B1/B+	25,003
27	7.00%, 6/15/17	B1/B+	27,083
130	7.00%, 7/15/17	B1/B+	130,506
367	7.00%, 2/15/18	B1/B+	367,257
12	7.00%, 3/15/18	B1/B+	11,999
155	7.00%, 8/15/18	B1/B+	154,999
5	7.00%, 9/15/18	B1/B+	4,984
42	7.05%, 3/15/18	B1/B+	42,000
39	7.05%, 4/15/18	B1/B+	39,003
3,812	7.10%, 9/15/12	B1/B+	3,804,875
100	7.125%, 8/15/12	B1/B+	99,882
160	7.125%, 10/15/17	B1/B+	160,351
40	7.15%, 3/15/25	B1/B+	39,447
75	7.20%, 10/15/17	B1/B+	74,217
288	7.25%, 6/15/16	B1/B+	288,310
293	7.25%, 9/15/17	B1/B+	289,880
10	7.25%, 4/15/18	B1/B+	10,026
10	7.25%, 8/15/18	B1/B+	10,002
328	7.25%, 9/15/18	B1/B+	327,992
25	7.30%, 1/15/18	B1/B+	25,063
396	7.35%, 4/15/18	B1/B+	397,545
57	7.50%, 6/15/16	B1/B+	57,314
45	7.55%, 5/15/16	B1/B+	45,210
47	7.75%, 10/15/17	B1/B+	47,137
110	8.125%, 11/15/17	B1/B+	110,372
110	9.00%, 7/15/20	B1/B+	111,647
£1,700	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/BB+	2,148,660
$1,400	Capital One Capital VI, 8.875%, 5/15/40	Baa3/BB	1,470,909

8	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
	CIT Group, Inc.,
$528	7.00%, 5/1/14	B2/B+	$532,919
1,157	7.00%, 5/1/15	B2/B+	1,162,383
1,579	7.00%, 5/1/16	B2/B+	1,584,798
2,210	7.00%, 5/1/17	B2/B+	2,218,715
2,500	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB+	2,575,000
	Credit Agricole S.A. (g),
2,500	6.637%, 5/31/17 (a) (d) (j)	A3/BBB+	2,150,000
£1,000	8.125%, 10/26/19	A3/BBB+	1,608,622
$4,600	Ford Motor Credit Co. LLC, 8.125%, 1/15/20 (j)	Ba2/BB-	5,476,562
7,000	ILFC E-Capital Trust I, 5.74%, 12/21/65, FRN (a) (d)	B3/BB	5,886,930
	LBG Capital No.1 PLC,
€500	6.439%, 5/23/20	Ba3/BB	607,090
€200	7.375%, 3/12/20	Ba3/BB	258,786
£300	7.588%, 5/12/20	Ba3/BB	443,192
£4,800	7.867%, 12/17/19	Ba3/BB	7,130,464
£700	7.869%, 8/25/20	Ba3/BB	1,051,924
$2,500	7.875%, 11/1/20 (a) (d)	Ba3/BB	2,368,750
1,400	8.00%, 6/15/20 (a) (d) (g)	NR/BB-	1,302,000
2,000	8.50%, 12/17/21 (a) (d) (g)	NR/BB-	1,790,000
£900	11.04%, 3/19/20	Ba3/BB	1,564,098
	LBG Capital No.2 PLC,
£534	9.125%, 7/15/20	Ba2/BB+	850,677
£2,500	11.25%, 9/14/23	Ba2/BB+	4,349,846
$1,500	Lehman Brothers Holdings, Inc., 7.50%, 5/11/38 (e)	WR/NR	1,650
1,629	NB Capital Trust II, 7.83%, 12/15/26	Baa3/BB+	1,661,580
5,000	PNC Financial Services Group, Inc., 6.75%, 8/1/21 (g)	Baa3/BBB	5,007,660
3,700	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (g) SLM Corp.,	Ba2/BB	3,209,750
400	6.25%, 1/25/16	Ba1/BBB-	419,261
12,200	8.00%, 3/25/20 (j)	Ba1/BBB-	13,392,306
6,400	8.45%, 6/15/18 (j)	Ba1/BBB-	7,166,925
2,168	SMFG Preferred Capital USD 3 Ltd., 9.50%, 7/25/18 (a) (d) (g)	Ba1/BBB+	2,596,180
	Springleaf Finance Corp.,
€900	3.25%, 1/16/13	B3/B	1,224,274
$8,200	6.50%, 9/15/17	B3/B	7,503,000
1,800	Wells Fargo Capital XV, 9.75%, 9/26/13 (g) (j)	Baa3/A-	1,914,750
			110,054,661

Insurance – 12.2%
10,000	American General Capital II, 8.50%, 7/1/30 (j)	Baa2/BBB-	11,050,000
1,600	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d)	Baa2/BBB-	1,684,000
2,000	American General Institutional Capital B, 8.125%, 3/15/46 (a) (d)	Baa2/BBB-	2,170,000
	American International Group, Inc.,
€2,800	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Baa2/BBB	3,198,538
$4,000	6.25%, 3/15/87, (converts to FRN on 3/15/37) (j)	Baa2/BBB	3,630,000
MXN 8,000	7.98%, 6/15/17	Baa1/A-	621,308
€1,900	8.00%, 5/22/68, (converts to FRN on 5/22/18) (a) (d)	Baa2/BBB	2,702,808
$8,200	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Baa2/BBB	8,968,750
4,400	8.25%, 8/15/18 (j)	Baa1/A-	5,231,050
£1,300	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	2,181,899

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PIMCO Income Strategy Fund Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Insurance (continued)
$2,200	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a) (d) (g) (j)	A3/BBB+	$2,326,990
2,300	Hartford Financial Services Group, Inc., 8.125%, 6/15/68, (converts to FRN on 6/15/18)	Ba1/BB+	2,466,750
2,000	Metlife Capital Trust IV, 7.875%, 12/15/67, (converts to FRN on 12/15/37) (a) (d)	Baa2/BBB	2,200,554
3,300	MetLife Capital Trust X, 9.25%, 4/8/68, (converts to FRN on 4/8/38) (a) (d) (j)	Baa2/BBB	4,108,500
2,440	Progressive Corp., 6.70%, 6/15/67, (converts to FRN on 6/15/17) (j)	A2/A-	2,522,338
			55,063,485

Oil & Gas – 2.6%
	NGPL PipeCo LLC (a) (d),
5,000	7.119%, 12/15/17	Ba2/BB+	5,698,300
5,000	7.768%, 12/15/37 (j)	Ba2/BB+	5,456,590
600	SandRidge Energy, Inc., 8.00%, 6/1/18 (a) (d)	B3/B	639,000
			11,793,890

Paper & Forest Products – 2.4%
10,000	Weyerhaeuser Co., 7.375%, 3/15/32 (j)	Ba1/BBB-	10,767,360

Telecommunications – 2.4%
11,000	CenturyLink, Inc., 7.60%, 9/15/39 (j)	Baa3/BB	11,109,978

Utilities – 0.6%
1,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d)	NR/B-	2,035,850
390	Dominion Resources, Inc., 6.30%, 9/30/66, (converts to FRN on 9/30/11)	Baa3/BBB	379,875
400	PPL Capital Funding, Inc., 6.70%,3/30/67, (converts to FRN on 3/30/17)	Ba1/BB+	394,657
			2,810,382
Total Corporate Bonds & Notes (cost-$241,957,648)			265,808,839

MUNICIPAL BONDS – 22.2%

California – 7.6%
9,200	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	A1/AA	9,980,252
3,000	Fresno Cnty. Rev., zero coupon, 8/15/24, Ser. A (FGIC-NPFGC)	WR/AA-	1,308,270
900	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	NR/BBB+	939,222
7,600	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	A1/A+	8,454,696
2,375	Marysville Public Financing Auth., CP, 6.15%, 10/1/36	NR/A-	1,981,344
1,100	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	A2/NR	1,231,901
600	Riverside Cnty. Redev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	A3/A-	604,248
1,000	Riverside Rev., 7.605%, 10/1/40	NR/AA-	1,222,580
1,000	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	Baa1/AA-	320,200
400	San Marcos Unified School Dist., GO, zero coupon, 8/1/32	Aa2/AA-	101,708
4,000	State Public Works Board Rev., 7.804%, 3/1/35, Ser. B-2	Aa3/BBB+	4,179,120
3,600	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	NR/A	3,777,984
			34,101,525

10	PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Colorado – 1.0%
$4,000	Denver Public Schools, CP, 7.017%, 12/15/37, Ser. B	Aa3/A+	$4,586,840

District of Columbia – 3.4%
15,000	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	Baa1/BBB+	15,379,950

Nevada – 2.4%
10,000	Las Vegas Valley Water Dist., GO, 7.263%, 6/1/34	Aa2/AA+	10,765,700

New Jersey – 0.5%
	Middlesex Cnty. Improvement Auth. Rev. (AGM-GTD),
1,935	zero coupon, 10/1/22	Aa3/NR	979,923
2,455	zero coupon, 10/1/23	Aa3/NR	1,158,735
			2,138,658

Ohio – 4.6%
16,000	American Municipal Power-Ohio, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	A3/A	20,892,960

Pennsylvania – 0.1%
1,000	Philadelphia Auth. for Industrial Dev. Rev., zero coupon, 4/15/26, Ser. B (AMBAC)	A2/BBB	347,560

Texas – 2.6%
1,900	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	A1/A+	2,051,639
9,000	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	Baa3/NR	9,857,610
			11,909,249
Total Municipal Bonds (cost-$91,123,197)			100,122,442

MORTGAGE-BACKED SECURITIES – 11.3%
162	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	Caa2/NR	112,164
3,100	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	Caa2/CCC	2,277,582
	BCAP LLC Trust, CMO, VRN (a) (d) (f),
1,200	5.835%, 3/26/37	NR/NR	104,292
1,000	10.322%, 6/25/36	NR/NR	122,311
402	Bear Stearns Alt-A Trust, 4.516%, 11/25/36, CMO, VRN	Caa3/CCC	231,630
	Chase Mortgage Finance Corp., CMO,
1,581	2.526%, 3/25/37, FRN	Caa2/NR	1,229,780
41	2.935%, 12/25/35, FRN	NR/CC	39,891
1,600	6.00%, 2/25/37	Caa2/CCC	1,260,641
1,200	6.00%, 7/25/37	NR/CCC	993,215
2,500	6.25%, 10/25/36	Caa1/CCC	2,121,464
449	Citicorp Mortgage Securities, Inc., 5.50%, 4/25/37, CMO	Caa1/NR	399,426
	Countrywide Alternative Loan Trust, CMO,
212	5.50%, 3/25/36	Caa3/NR	147,886
4,029	6.00%, 5/25/36	Ca/NR	2,541,583
2,963	6.045%, 4/25/36, VRN	Ca/CCC	1,891,885
1,280	6.25%, 11/25/36	Caa3/NR	997,240
669	6.50%, 8/25/36	Ca/CC	392,662
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
117	2.786%, 2/20/35, VRN	Caa1/BB	94,723
1,414	5.50%, 10/25/35	Caa1/NR	1,350,445
1,360	5.75%, 3/25/37	NR/CCC	1,171,375
937	6.00%, 5/25/36	NR/CC	814,872

PIMCO Income Strategy Fund	11
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PIMCO Income Strategy Fund Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$900	6.00%, 2/25/37	NR/CC	$751,162
312	6.00%, 4/25/37	NR/CCC	287,478
1,457	6.25%, 9/25/36	B3/NR	1,179,393
675	Credit Suisse Mortgage Capital Certificates,
	6.00%, 2/25/37, CMO	NR/CCC	576,840
	GSR Mortgage Loan Trust, CMO,
328	5.50%, 5/25/36	NR/CCC	283,125
7,396	6.00%, 2/25/36	NR/CCC	6,516,142
77	Harborview Mortgage Loan Trust, 2.774%, 7/19/35, CMO, VRN	Caa3/CCC	57,369
	JPMorgan Mortgage Trust, CMO,
2,021	5.00%, 3/25/37	NR/CCC	1,628,959
893	5.561%, 1/25/37, VRN	Caa2/NR	693,153
480	6.00%, 8/25/37	NR/CCC	428,016
	Residential Asset Securitization Trust, CMO,
1,412	5.75%, 2/25/36	Caa3/D	972,534
561	6.00%, 9/25/36	Ca/D	314,274
1,466	6.00%, 7/25/37	NR/CCC	1,065,475
	Residential Funding Mortgage Securities I, CMO,
528	6.00%, 9/25/36	Caa1/CC	475,366
1,200	6.00%, 1/25/37	Caa2/NR	1,029,164
6,192	6.00%, 6/25/37	NR/D	4,993,390
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
3,572	5.533%, 4/25/37	NR/CCC	2,742,837
550	5.824%, 2/25/37	NR/CCC	392,775
	WaMu Mortgage Pass Through Certificates, CMO,
1,000	5.653%, 2/25/37, FRN	NR/CCC	843,159
310	5.833%, 9/25/36, VRN	NR/CCC	230,211
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
5,309	2.734%, 7/25/36, FRN	NR/CC	4,424,733
577	2.743%, 7/25/36, FRN	NR/CC	448,661
303	2.77%, 4/25/36, VRN	NR/CC	254,207
909	5.75%, 3/25/37	Caa2/NR	795,881
538	6.00%, 6/25/37	Caa1/NR	506,477
700	6.00%, 7/25/37	B3/CCC	668,139
Total Mortgage-Backed Securities (cost-$49,449,899)			50,853,987

Shares

PREFERRED STOCK – 3.8%

Banking – 1.1%
90,200	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (g) (k) (l) (acquisition cost-$4,973,200; purchased 8/31/10-2/1/11)	NR/A	4,916,631

Financial Services – 0.9%
100,000	Ally Financial, Inc., 8.50%, 5/15/16, Ser. A (g) (l)	Caa1/CCC	2,462,000
60,000	Citigroup Capital XIII, 7.875%, 10/30/15 (l)	Ba1/BB+	1,624,200
			4,086,200
Real Estate Investment Trust – 1.8%
6,800	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a) (d) (g)	Baa2/BBB+	8,046,950
Total Preferred Stock (cost-$16,746,700)			17,049,781

12	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund Schedule of Investments

July 31, 2011 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value

CONVERTIBLE PREFERRED STOCK – 1.8%

Financial Services – 0.6%
2,700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	Baa3/A-	$2,866,590

Utilities – 1.2%
98,000	PPL Corp., 9.50%, 7/1/13	NR/NR	5,496,820
Total Convertible Preferred Stock (cost-$7,163,145)			8,363,410

Principal Amount (000s)

SENIOR LOANS (a) (c) – 0.9%

Financial Services – 0.3%
$1,244	CIT Group, Inc., 6.25%, 8/11/15, Term 3		1,249,707

Multi-Media – 0.6%
	Seven Media Group, Term T1,
AUD 2,246	6.855%, 12/28/12		2,378,729
AUD 563	6.902%, 12/28/12		596,408
			2,975,137
Total Senior Loans (cost-$3,538,003)			4,224,844

ASSET-BACKED SECURITIES – 0.7%

$1,352	Asset-Backed Funding Certificates, 0.407%, 5/25/37, FRN (a) (d)	B3/B-	1,141,291
1,125	GSAA Trust, 6.295%, 6/25/36	Caa3/CCC	649,818
883	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	A1/BBB	781,785
772	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47	Caa2/CCC	610,642
Total Asset-Backed Securities (cost-$2,983,576)			3,183,536

Shares

MUTUAL FUNDS – 0.0%
1,540	BlackRock MuniYield Quality Fund II, Inc.		17,895
3,836	BlackRock MuniYield Quality Fund III, Inc.		46,684
Total Mutual Funds (cost-$66,897)			64,579

Principal Amount (000s)

SHORT-TERM INVESTMENTS – 0.5%

U.S. Treasury Obligations (h) (m) – 0.1%
	U.S. Treasury Bills,
$570	0.015%, 9/1/11 (cost-$569,993)		569,993

PIMCO Income Strategy Fund	13
7.31.11 | PIMCO Income Strategy Fund II Annual Report

PIMCO Income Strategy Fund Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Value

Repurchase Agreements – 0.4%
$800	Barclays Capital, Inc.,
	dated 7/29/11, 0.15%, due 8/1/11, proceeds $800,010; collateralized by U.S. Treasury Inflation Index Notes, 3.00%, 7/15/12, valued at $816,453 including accrued interest	$800,000
848	State Street Bank & Trust Co.,
	dated 7/29/11, 0.01%, due 8/1/11, proceeds $848,001; collateralized by U.S. Treasury Notes, 3.125%, due 4/30/17, valued at $866,270 including accrued interest	848,000
Total Repurchase Agreements (cost-$1,648,000)		1,648,000
Total Short-Term Investments (cost-$2,217,993)		2,217,993
Total Investments (cost-$415,247,058) – 100.0%		$451,889,411

PIMCO Income Strategy Fund
14		PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 54.3%

Airlines – 1.5%
	American Airlines Pass Through Trust,
$7,686	9.73%, 9/29/14	Caa2/CCC+	$7,532,276
3,834	10.18%, 1/2/13	Caa1/CCC+	3,833,993
889	United Air Lines Pass Through Trust, 10.40%, 5/1/18	Baa2/BBB+	1,001,616
			12,367,885
Banking – 8.5%
5,500	AgFirst Farm Credit Bank, 7.30%, 8/29/11 (a) (b) (d) (g) (k) (acquisition cost-$4,709,000; purchased 2/26/10-4/15/10)	NR/A	5,524,216
£13,600	Barclays Bank PLC, 14.00%, 6/15/19 (g)	Baa2/A-	27,179,150
$ 6,700	BBVA Bancomer S.A., 7.25%, 4/22/20 (a) (d)	A3/NR	7,143,875
€16,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20	NR/NR	22,969,008
$1,400	HBOS PLC, 6.75%, 5/21/18 (a) (d) (j)	Baa3/BBB	1,405,631
€2,400	Intesa Sanpaolo SpA, 8.375%, 10/14/19 (g)	Baa2/BBB+	3,241,645
$1,675	Regions Financial Corp., 7.375%, 12/10/37	B1/BB	1,598,514
£ 800	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (g)	Baa2/A-	1,383,743
			70,445,782

Chemicals – 0.5%
$3,887	Lyondell Chemical Co., 8.00%, 11/1/17 (a) (d)	Ba1/BB+	4,411,745
Consumer Products – 0.2%
1,700	Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (a) (d)	Caa1/B-	1,700,000
Energy – 1.4%
9,943	AES Red Oak LLC, 8.54%, 11/30/19	B2/BB-	10,240,834
2,300	Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B	Ca/CC	1,782,500
			12,023,334

Financial Services – 23.8%
1,800	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	Caa2/CCC-	1,215,000
	Ally Financial, Inc.,
416	5.25%, 1/15/14	B1/B+	410,352
315	5.35%, 1/15/14	B1/B+	311,432
130	5.70%, 6/15/13	B1/B+	128,885
561	5.75%, 1/15/14	B1/B+	559,698
565	5.90%, 1/15/19	B1/B+	530,106
3	5.90%, 2/15/19	B1/B+	2,801
585	6.00%, 12/15/13	B1/B+	585,271
1,437	6.00%, 2/15/19	B1/B+	1,350,776
119	6.00%, 3/15/19	B1/B+	112,022
9	6.00%, 9/15/19	B1/B+	8,386
486	6.10%, 9/15/19	B1/B+	455,816
159	6.125%, 10/15/19	B1/B+	148,448
394	6.15%, 8/15/19	B1/B+	370,431
454	6.15%, 10/15/19	B1/B+	426,270
675	6.20%, 4/15/19	B1/B+	640,910
500	6.25%, 12/15/18	B1/B+	479,077
47	6.25%, 7/15/19	B1/B+	44,432

	PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report		15

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$7	6.35%, 4/15/16	B1/B+	$6,859
792	6.35%, 10/15/16	B1/B+	774,264
303	6.35%, 4/15/19	B1/B+	290,346
1,142	6.35%, 7/15/19	B1/B+	1,086,404
463	6.375%, 1/15/14	B1/B+	463,674
249	6.50%, 9/15/16	B1/B+	244,873
608	6.50%, 10/15/16	B1/B+	598,223
5	6.50%, 6/15/18	B1/B+	5,004
449	6.50%, 11/15/18	B1/B+	437,982
190	6.50%, 12/15/18	B1/B+	184,688
15	6.50%, 5/15/19	B1/B+	14,448
208	6.60%, 8/15/16	B1/B+	205,402
864	6.60%, 5/15/18	B1/B+	863,733
100	6.60%, 6/15/19	B1/B+	96,514
132	6.65%, 10/15/18	B1/B+	131,971
190	6.70%, 5/15/14	B1/B+	190,403
256	6.70%, 6/15/18	B1/B+	256,475
335	6.70%, 12/15/19	B1/B+	325,051
160	6.75%, 9/15/12	B1/B+	159,112
844	6.75%, 10/15/12	B1/B+	843,254
555	6.75%, 6/15/14	B1/B+	556,572
215	6.75%, 8/15/16	B1/B+	213,348
1,136	6.75%, 11/15/16	B1/B+	1,129,338
210	6.75%, 6/15/17	B1/B+	210,164
831	6.75%, 7/15/18	B1/B+	832,963
3	6.75%, 9/15/18	B1/B+	2,952
612	6.75%, 10/15/18	B1/B+	607,387
107	6.75%, 11/15/18	B1/B+	107,008
27	6.75%, 5/15/19	B1/B+	26,390
92	6.80%, 9/15/16	B1/B+	91,536
12	6.80%, 9/15/18	B1/B+	11,998
207	6.85%, 4/15/16	B1/B+	206,605
7	6.875%, 7/15/18	B1/B+	7,005
319	6.90%, 7/15/18	B1/B+	319,951
326	6.90%, 8/15/18	B1/B+	324,424
135	6.95%, 6/15/17	B1/B+	135,393
201	7.00%, 8/15/16	B1/B+	201,060
1,729	7.00%, 11/15/16	B1/B+	1,728,872
580	7.00%, 12/15/16	B1/B+	580,075
1,729	7.00%, 1/15/17	B1/B+	1,729,797
601	7.00%, 2/15/17	B1/B+	601,459
1,087	7.00%, 6/15/17	B1/B+	1,090,343
1,073	7.00%, 7/15/17	B1/B+	1,077,177
43	7.00%, 2/15/18	B1/B+	43,030
506	7.00%, 3/15/18	B1/B+	505,974
15	7.00%, 5/15/18	B1/B+	15,001
400	7.00%, 9/15/18	B1/B+	398,741
134	7.00%, 6/15/22	B1/B+	131,613
2,035	7.00%, 11/15/24	B1/B+	2,012,273
325	7.05%, 3/15/18	B1/B+	325,000
4	7.05%, 4/15/18	B1/B+	4,000
837	7.10%, 9/15/12	B1/B+	835,036

PIMCO Income Strategy Fund
16	PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$28	7.15%, 11/15/12	B1/B+	$28,032
6	7.15%, 9/15/18	B1/B+	5,999
477	7.20%, 10/15/17	B1/B+	472,019
339	7.25%, 8/15/12	B1/B+	339,975
1,998	7.25%, 12/15/12	B1/B+	2,001,858
55	7.25%, 6/15/16	B1/B+	55,059
653	7.25%, 9/15/17	B1/B+	646,104
329	7.25%, 1/15/18	B1/B+	332,191
255	7.25%, 4/15/18	B1/B+	255,661
39	7.30%, 12/15/17	B1/B+	38,452
503	7.30%, 1/15/18	B1/B+	504,263
165	7.35%, 1/15/17	B1/B+	166,385
58	7.35%, 4/15/18	B1/B+	58,226
25	7.375%, 11/15/16	B1/B+	25,083
55	7.375%, 4/15/18	B1/B+	55,218
166	7.40%, 12/15/17	B1/B+	166,431
1,828	7.50%, 11/15/16	B1/B+	1,828,486
15	7.50%, 8/15/17	B1/B+	15,166
559	7.50%, 11/15/17	B1/B+	560,488
290	7.50%, 12/15/17	B1/B+	290,786
40	8.00%, 3/15/17	B1/B+	40,110
3	8.125%, 11/15/17	B1/B+	3,010
25	8.20%, 3/15/17	B1/B+	25,075
24	8.40%, 8/15/15	B1/B+	24,387
224	9.00%, 7/15/20	B1/B+	227,354
€3,200	American General Finance Corp., 4.125%, 11/29/13	B3/B	4,301,883
£2,100	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/BB+	2,654,227
$10,100	Bank of America Corp., 8.125%, 5/15/18 (g) (j)	Ba3/BB+	10,414,716
2,900	Capital One Capital VI, 8.875%, 5/15/40 (j)	Baa3/BB	3,046,882
	CIT Group, Inc.,
596	7.00%, 5/1/14	B2/B+	600,725
1,068	7.00%, 5/1/15	B2/B+	1,073,195
2,129	7.00%, 5/1/16	B2/B+	2,136,537
2,492	7.00%, 5/1/17	B2/B+	2,501,015
3,200	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB+	3,296,000
£2,000	Credit Agricole S.A., 8.125%, 10/26/19 (g)	A3/BBB+	3,217,244
$11,000	ILFC E-Capital Trust II, 6.25%, 12/21/65, (converts to FRN on 12/21/15) (a) (d)	B3/BB	9,460,000
	LBG Capital No.1 PLC,
€500	6.439%, 5/23/20	Ba3/BB	607,090
€500	7.375%, 3/12/20	Ba3/BB	646,964
£300	7.588%, 5/12/20	Ba3/BB	443,192
£10,200	7.867%, 12/17/19	Ba3/BB	15,152,236
£1,000	7.869%, 8/25/20	Ba3/BB	1,502,749
$4,500	7.875%, 11/1/20 (a) (d)	Ba3/BB	4,263,750
£4,700	11.04%, 3/19/20	Ba3/BB	8,168,067
	LBG Capital No.2 PLC,
€8,900	8.875%, 2/7/20	Ba2/BB+	12,596,578
£300	12.75%, 8/10/20	Ba2/BB+	551,528
€1,100	15.00%, 12/21/19	Ba2/BB+	2,102,184
$2,500	Lehman Brothers Holdings, Inc., 7.50%, 5/11/38 (e)	WR/NR	2,750

	PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report		17

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$22,600	National City Preferred Capital Trust I, 12.00%, 12/10/12 (g) (j)	Baa3/BBB	$24,741,169
3,500	NB Capital Trust II, 7.83%, 12/15/26	Baa3/BB+	3,570,000
5,965	NSG Holdings LLC, 7.75%, 12/15/25 (a) (d)	Ba2/BB	5,935,175
	SLM Corp.,
5,000	5.625%, 8/1/33 (j)	Ba1/BBB-	4,394,860
10,700	8.00%, 3/25/20 (j)	Ba1/BBB-	11,745,711
1,700	8.45%, 6/15/18	Ba1/BBB-	1,903,714
11,800	Springleaf Finance Corp., 6.50%, 9/15/17	B3/B	10,797,000
6,750	Wells Fargo & Co., 7.98%, 3/15/18 (g)	Baa3/A-	7,264,688
			198,278,925
Insurance – 17.3%
3,000	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d)	Baa2/BBB-	3,157,500
10,000	American General Institutional Capital B, 8.125%, 3/15/46 (a) (d) (j)	Baa2/BBB-	10,850,000
	American International Group, Inc.,
€17,600	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Baa2/BBB	20,105,095
£5,000	5.75%, 3/15/67, (converts to FRN on 3/15/17)	Baa2/BBB	6,729,950
$1,900	6.25%, 3/15/87, (converts to FRN on 3/15/37)	Baa2/BBB	1,724,250
MXN16,000	7.98%, 6/15/17	Baa1/A-	1,242,616
€11,800	8.00%, 5/22/68, (converts to FRN on 5/22/18) (a) (d)	Baa2/BBB	16,785,857
$27,750	8.175%, 5/15/68, (converts to FRN on 5/15/38) (j)	Baa2/BBB	30,351,562
£14,100	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	23,665,213
$1,700	AXA S.A., 6.463%, 12/14/18 (a) (d) (g) (j)	Baa1/BBB	1,428,000
6,500	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a) (d) (g) (j)	A3/BBB+	6,875,200
4,700	Hartford Financial Services Group, Inc., 8.125%, 6/15/68, (converts to FRN on 6/15/18)	Ba1/BB+	5,040,750
15,000	Metlife Capital Trust IV, 7.875%, 12/15/67, (converts to FRN on 12/15/37) (a) (d) (j)	Baa2/BBB	16,504,155
			144,460,148
Telecommunications – 0.0%
200	Sprint Capital Corp., 8.75%, 3/15/32	B1/BB-	217,500
Utilities – 1.1%
3,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d)	NR/B-	4,178,850
4,500	Ameren Energy Generating Co., 7.95%, 6/1/32	Ba1/BBB-	4,566,789
			8,745,639
Total Corporate Bonds & Notes (cost-$393,139,183)			452,650,958

MUNICIPAL BONDS – 20.5%

California – 10.5%

13,100	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	A1/AA	14,211,011
1,650	City & Cnty. of San Francisco Redev. Agcy., Tax Allocation, 8.406%, 8/1/39	A1/A	1,766,341
3,000	La Quinta Financing Auth., Tax Allocation, 8.07%, 9/1/36, Ser. A	NR/A	3,049,740
4,000	Long Beach Redev. Agcy., Tax Allocation, 8.11%, 8/1/30	NR/BBB+	4,136,400
10,800	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	A1/A+	12,014,568

PIMCO Income Strategy Fund
18	PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

California (continued)
$20,000	Northern California Power Agcy. Rev., 7.311%, 6/1/40	A3/A-	$21,510,000
1,200	Riverside Cnty. Redev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	A3/A-	1,208,496
10,000	Riverside Community College Dist., GO, 7.021%, 8/1/40, Ser. D-1	Aa2/AA	10,254,900
1,355	San Bernardino Cnty. Redev. Agcy., Tax Allocation, 8.50%, 9/1/40	NR/BBB	1,353,388
2,100	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	Baa1/AA-	672,420
9,200	State Public Works Board Rev., 7.804%, 3/1/35, Ser. B-2	Aa3/BBB+	9,611,976
7,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	NR/A	7,870,800
			87,660,040
Colorado – 0.7%
5,000	Denver Public Schools, CP, 7.017%, 12/15/37, Ser. B	Aa3/A+	5,733,550
District of Columbia – 1.6%
13,000	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	Baa1/BBB+	13,329,290
Illinois – 0.7%
5,500	State, GO, 6.63%, 2/1/35	A1/A+	5,756,355
Nevada – 3.0%
22,700	Las Vegas Valley Water Dist., GO, 7.263%, 6/1/34	Aa2/AA+	24,438,139
Ohio – 2.0%
13,000	American Municipal Power-Ohio, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	A3/A	16,975,530
Texas – 2.0%
4,000	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	A1/A+	4,319,240
11,500	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	Baa3/NR	12,595,835
			16,915,075
Total Municipal Bonds (cost-$160,119,214)			170,807,979

MORTGAGE-BACKED SECURITIES – 12.4%
377	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	Caa2/NR	261,717
	Banc of America Funding Corp., CMO,
115	5.766%, 1/20/47, VRN	NR/CCC	80,660
14,600	6.00%, 3/25/37	Caa2/CCC	10,726,678
	BCAP LLC Trust, CMO, VRN (a) (d) (f),
2,209	2.788%, 5/26/36 (b) (k) (acquisition cost-$45,096; purchased 6/15/11)	NR/NR	44,810
2,500	5.835%, 3/26/37	NR/NR	217,275
3,627	9.00%, 5/25/37	NR/NR	569,950
2,000	10.322%, 6/25/36	NR/NR	244,623
653	Bear Stearns Alt-A Trust, 4.516%, 11/25/36, CMO, VRN	Caa3/CCC	376,399
	Chase Mortgage Finance Corp., CMO,
3,298	2.526%, 3/25/37, FRN	Caa2/NR	2,564,970
82	2.935%, 12/25/35, FRN	NR/CC	79,783
2,310	5.50%, 5/25/36	B3/NR	2,145,772

	PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report		19

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Citicorp Mortgage Securities, Inc., CMO,
$898	5.50%, 4/25/37	Caa1/NR	$798,852
7,117	6.00%, 9/25/37	B3/NR	7,008,556
	Countrywide Alternative Loan Trust, CMO,
2,470	5.50%, 1/25/36	Caa3/CCC	1,768,324
345	5.50%, 3/25/36	Caa3/NR	240,314
2,145	5.75%, 12/25/36	NR/CC	1,406,088
8,273	6.00%, 5/25/36	Ca/NR	5,218,975
1,608	6.00%, 4/25/37	NR/CC	1,069,320
6,112	6.045%, 4/25/36, VRN	Ca/CCC	3,902,994
2,631	6.25%, 11/25/36	Caa3/NR	2,049,881
1,338	6.50%, 8/25/36	Ca/CC	785,323
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
2,845	5.75%, 3/25/37	NR/CCC	2,449,239
1,902	6.00%, 5/25/36	NR/CC	1,654,437
1,800	6.00%, 2/25/37	NR/CC	1,502,323
7,700	6.00%, 3/25/37	NR/CCC	6,414,204
2,996	6.25%, 9/25/36	B3/NR	2,424,309
3,742	First Horizon Asset Securities, Inc., 2.796%, 11/25/35, CMO, FRN	NR/CC	2,974,654
4,754	JPMorgan Alternative Loan Trust, 2.739%, 5/25/36, CMO, VRN	NR/CCC	2,801,022
	JPMorgan Mortgage Trust, CMO,
1,654	5.334%, 10/25/35, VRN	B2/NR	1,597,588
840	6.00%, 8/25/37	NR/CCC	749,027
333	6.50%, 9/25/35	NR/CCC	337,001
1,992	MASTR Asset Securitization Trust, 6.50%, 11/25/37, CMO	NR/CCC	1,677,408
83	Nomura Asset Acceptance Corp., 4.976%, 5/25/35, CMO	Caa2/CCC	75,091
	Residential Asset Securitization Trust, CMO,
2,921	5.75%, 2/25/36	Caa3/D	2,011,200
1,122	6.00%, 9/25/36	Ca/D	628,548
3,115	6.00%, 7/25/37	NR/CCC	2,264,134
	Residential Funding Mortgage Securities I, CMO,
6,255	5.425%, 9/25/35, VRN	Caa2/CCC	5,061,390
12,714	6.00%, 6/25/37	NR/D	10,253,603
2,749	6.25%, 8/25/36	Caa1/CCC	2,280,781
1,101	Suntrust Adjustable Rate Mortgage Loan Trust, 5.824%, 2/25/37, CMO, FRN	NR/CCC	785,551
	WaMu Mortgage Pass Through Certificates, CMO,
2,000	5.653%, 2/25/37, FRN	NR/CCC	1,686,318
664	5.833%, 9/25/36, VRN	NR/CCC	493,308
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
10,801	2.734%, 7/25/36, FRN	NR/CC	9,002,659
1,207	2.743%, 7/25/36, FRN	NR/CC	938,109
605	2.77%, 4/25/36, VRN	NR/CC	508,415
1,818	5.75%, 3/25/37	Caa2/NR	1,591,763
Total Mortgage-Backed Securities (cost-$101,130,754)			103,723,346

PIMCO Income Strategy Fund
20	PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2011 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value

PREFERRED STOCK – 5.3%

Automotive Products – 0.0%
20,275	Dura Automotive Systems, Inc., 20.00% (b) (f) (i)	NR/NR	$10,137
Banking – 2.6%
397,300	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (g) (k) (l) (acquisition cost-$21,899,400; purchased 2/26/10-3/23/11)	NR/A	21,656,071
Financial Services – 2.3%
248,000	Ally Financial, Inc., 7.30%, 3/9/31	B1/B+	5,803,200
240,000	Citigroup Capital XIII, 7.875%, 10/30/15 (l)	Ba1/BB+	6,496,800
5,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (g)	A3/NR	5,739,063
40,000	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (l)	B3/CCC	1,023,700
			19,062,763
Real Estate Investment Trust – 0.4%
3,000	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a) (d) (g)	Baa2/BBB+	3,550,125
Total Preferred Stock (cost-$45,583,520)			44,279,096

CONVERTIBLE PREFERRED STOCK – 3.6%

Financial Services – 0.4%
3,000	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	Baa3/A-	3,185,100
Utilities – 3.2%
	PPL Corp.,
104,000	8.75%, 5/1/14	NR/NR	5,578,560
374,000	9.50%, 7/1/13	NR/NR	20,977,660
			26,556,220
Total Convertible Preferred Stock (cost-$27,405,180)			29,741,320

Principal Amount (000s)

SENIOR LOANS (a) (c) – 1.7%

Financial Services – 0.4%
$1,174	CIT Group, Inc., 6.25%, 8/11/15, Term 3		1,180,277
2,115	International Lease Finance Corp., 7.00%, 3/17/16, Term B2		2,130,495
			3,310,772
Multi-Media – 0.9%
	Seven Media Group, Term T1,
AUD 5,807	6.855%, 12/28/12		6,149,556
AUD 1,456	6.902%, 12/28/12		1,541,850
			7,691,406
Utilities – 0.4%
	Texas Competitive Electric Holdings Co. LLC,
$2,309	4.686%, 10/10/17		1,727,372
2,450	4.768%, 10/10/17		1,832,958
			3,560,330
Total Senior Loans (cost-$13,252,611)			14,562,508

	PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report		21

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

ASSET-BACKED SECURITIES – 1.2%

$2,847	Asset-Backed Funding Certificates, 0.407%, 5/25/37, FRN (a) (d)	B3/B-	$2,402,717
2,344	GSAA Trust, 6.295%, 6/25/36	Caa3/CCC	1,353,787
6,578	Indymac Residential Asset-Backed Trust, 0.347%, 7/25/37, FRN	Caa3/CCC	3,328,771
1,803	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	A1/BBB	1,596,145
1,543	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47	Caa2/CCC	1,221,285
Total Asset-Backed Securities (cost-$10,396,790)			9,902,705

Shares

MUTUAL FUNDS – 0.0%

3,160	BlackRock MuniYield Quality Fund II, Inc.		36,719
7,920	BlackRock MuniYield Quality Fund III, Inc.		96,387
Total Mutual Funds (cost-$137,887)			133,106

COMMON STOCK – 0.0%

Automotive Products – 0.0%
81,383	Dura Automotive Systems, Inc. (b) (f) (i) (cost-$1,317,433)		813

Principal Amount (000s)

SHORT-TERM INVESTMENTS – 1.0%

U.S. Treasury Obligations (h) (m) – 0.6%
	U.S. Treasury Bills,
$5,000	0.023%-0.077%, 8/18/11-9/1/11 (cost-$4,999,859)		4,999,859

Corporate Notes – 0.2%
Financial Services – 0.2%
	Ally Financial, Inc.,
30	1.931%, 10/17/11, FRN	B1/B+	29,968
25	1.951%, 9/15/11, FRN	B1/B+	25,002
81	1.981%, 8/15/11, FRN	B1/B+	81,117
360	2.031%, 8/15/11, FRN	B1/B+	360,526
250	2.031%, 11/15/11, FRN	B1/B+	249,460
33	2.081%, 11/15/11, FRN	B1/B+	32,933
38	2.131%, 11/15/11, FRN	B1/B+	37,929
100	2.181%, 11/15/11, FRN	B1/B+	99,826
155	2.251%, 12/15/11, FRN	B1/B+	154,626
30	2.801%, 3/15/12, FRN	B1/B+	29,848
256	6.50%, 7/15/12	B1/B+	254,275
45	6.60%, 6/15/12	B1/B+	44,747
76	6.625%, 10/15/11	B1/B+	76,175
Total Corporate Notes (cost-$1,462,007)			1,476,432

PIMCO Income Strategy Fund
22	PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Repurchase Agreements – 0.2%
$400	Barclays Capital, Inc., dated 7/29/11, 0.15%, due 8/1/11, proceeds $400,005; collateralized by U.S. Treasury Inflation Index Notes, 3.00%, 7/15/12, valued at $408,226 including accrued interest		$400,000
1,218	State Street Bank & Trust Co., dated 7/29/11, 0.01%, due 8/1/11, proceeds $1,218,001; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/16, valued at $1,242,886 including accrued interest		1,218,000
Total Repurchase Agreements (cost-$1,618,000)			1,618,000
Total Short-Term Investments (cost-$8,079,866)			8,094,291
Total Investments (cost-$760,562,438) – 100.0%			$833,896,122

PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report	23

PIMCO Income Strategy Fund /PIMCO Income Strategy Fund II
Notes to Schedules of Investments

July 31, 2011 (continued)

*	Unaudited.
(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $78,547,359 and $144,087,033 representing 17.4% and 17.3% of total investments in Income Strategy and Income Strategy II, respectively.

(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2011.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.
(f)

Fair-Valued–Securities with an aggregate value of $226,603 and $1,087,608, representing 0.1% and 0.1% of total investments in Income Strategy and Income Strategy II, respectively. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	Perpetual maturity. The date shown is the next call date. On Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(i)	Non-income producing.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(k)

Restricted. The aggregate acquisition cost of such securities is $7,198,200 and $26,653,496 for Income Strategy and Income Strategy II, respectively. The aggregate market value is $7,528,079 and $27,225,097, representing 1.7% and 3.3% of total investments in Income Strategy and Income Strategy II, respectively.

(l)	Dividend rate is fixed until the first call date and variable thereafter.
(m)	Rates reflect the effective yields at purchase date.
Glossary:
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
AUD	-	Australian Dollar
	£-	British Pound
CMO	-	Collateralized Mortgage Obligation
CP	-	Certificates of Participation
	€-	Euro
FGIC	-	insured by Financial Guaranty Insurance Co.
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2011.
GO	-	General Obligation Bond
GTD	-	Guaranteed
LIBOR	-	London Inter-Bank Offered Rate
MXN	-	Mexican Peso
NPFGC	-	insured by National Public Finance Guarantee Corp.
NR	-	Not Rated
VRN	-

Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on July 31, 2011.

WR	-	Withdrawn Rating

PIMCO Income Strategy Fund
24	PIMCO Income Strategy Fund II Annual Report | 7.31.11 | See accompanying Notes to Financial Statements.

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Statements of Assets and Liabilities

July 31, 2011

	Income Strategy	Income Strategy II
Assets:
Investments, at value (cost-$415,247,058 and $760,562,438, respectively)	$451,889,411	$833,896,122
Cash (including foreign currency at value of $22,092 and $154,185 with a cost of $21,199 and $151,338, respectively)	3,547,448	10,196,455
Interest and dividends receivable	7,950,635	13,741,358
Deposits with brokers for futures contracts collateral	548,000	841,000
Unrealized appreciation of swaps	215,101	330,592
Receivable for variation margin on futures contracts	93,275	223,988
Unrealized appreciation of forward foreign currency contracts	45,620	169,812
Prepaid expenses	30,584	60,968
Total Assets	464,320,074	859,460,295

Liabilities:
Payable for reverse repurchase agreements	96,361,093	103,792,225
Dividends payable to common and preferred shareholders	1,874,416	3,814,046
Payable for investments purchased	1,237,834	–
Unrealized depreciation of forward foreign currency contracts	1,068,022	3,465,593
Unrealized depreciation of swaps	947,127	1,351,798
Swap premiums received	525,488	823,823
Investment management fees payable	289,095	531,079
Payable to brokers for cash collateral received	100,000	–
Interest payable for reverse repurchase agreements	22,222	9,724
Payable to broker	–	42,340
Accrued expenses	229,042	278,421
Total Liabilities	102,654,339	114,109,049
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 3,159 and 6,440 shares issued and outstanding, respectively)	78,975,000	161,000,000
Net Assets Applicable to Common Shareholders	$282,690,735	$584,351,246

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$248	$582
Paid-in-capital in excess of par	411,178,843	934,419,652
Undistributed net investment income	4,998,713	6,957,156
Accumulated net realized loss	(168,962,601)	(426,975,174)
Net unrealized appreciation of investments, futures contracts, swaps and foreign currency transactions	35,475,532	69,949,030
Net Assets Applicable to Common Shareholders	$282,690,735	$584,351,246
Common Shares Issued and Outstanding	24,829,508	58,199,229
Net Asset Value Per Common Share	$11.39	$10.04

PIMCO Income Strategy Fund
See accompanying Notes to Financial Statements. | 7.31.11 |	PIMCO Income Strategy Fund II Annual Report	25

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Statements of Operations

Year ended July 31, 2011

	Income Strategy	Income Strategy II
Investment Income:
Interest	$33,168,399	$61,675,617
Dividends	1,668,127	5,171,083
Facility and other fee income	68,677	242,834
Total Investment Income	34,905,203	67,089,534

Expenses:
Investment management fees	3,104,398	5,883,242
Interest expense	288,779	192,231
Legal fees	176,575	160,280
Custodian and accounting agent fees	165,133	249,237
Auction agent fees and commissions	137,678	273,257
Audit and tax services	110,933	114,609
Shareholder communications	109,496	144,841
Trustees’ fees and expenses	35,549	69,145
Transfer agent fees	30,620	30,815
New York Stock Exchange listing fees	22,259	42,380
Insurance expense	9,545	18,702
Miscellaneous	24,326	27,311
Total Expenses	4,215,291	7,206,050

Net Investment Income	30,689,912	59,883,484

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on: Investments	13,691,493	37,571,372
Futures contracts	56,379	110,582
Swaps	(4,243,167)	(6,662,116)
Foreign currency transactions	(3,121,305)	(11,827,720)
Net change in unrealized appreciation/depreciation of: Investments	13,743,321	23,528,546
Futures contracts	577,182	890,772
Swaps	(1,382,914)	(2,297,212)
Unfunded loan commitments	25,625	51,250
Foreign currency transactions	51,358	562,814
Net realized and change in unrealized gain on investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	19,397,972	41,928,288
Net Increase in Net Assets Resulting from Investment Operations	50,087,884	101,811,772
Dividends on Preferred Shares from Net Investment Income	(1,166,363)	(2,379,363)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$48,921,521	$99,432,409

PIMCO Income Strategy Fund
26	PIMCO Income Strategy Fund II Annual Report | 7.31.11 | See accompanying Notes to Financial Statements.

PIMCO Income Strategy Fund
Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended July 31,
	2011	2010
Investment Operations:
Net investment income	$30,689,912	$27,707,207
Net realized gain on investments, futures contracts, swaps and foreign currency transactions	6,383,400	12,662,734
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	13,014,572	36,580,808
Net increase in net assets resulting from investment operations	50,087,884	76,950,749

Dividends on Preferred Shares from Net Investment Income	(1,166,363)	(1,184,659)
Net increase in net assets applicable to common shareholders resulting from investment operations	48,921,521	75,766,090

Dividends to Common Shareholders from Net Investment Income	(29,956,842)	(39,077,561)

Common Share Transactions:
Net proceeds from rights offering (See Note 8)	–	57,647,677
Offering costs charged to paid-in-capital in excess of par (See Note 8)	–	(537,741)
Reinvestment of dividends	1,666,381	2,279,525
Net increase in net assets from common share transactions	1,666,381	59,389,461
Total increase in net assets applicable to common shareholders	20,631,060	96,077,990

Net Assets Applicable to Common Shareholders:
Beginning of year	262,059,675	165,981,685
End of year (including undistributed net investment income of $4,998,713 and $6,672,703, respectively)	$282,690,735	$262,059,675

Common Shares Issued:
Issued in rights offering (see Note 8)	–	6,173,000
Issued in reinvestment of dividends	146,096	202,656
Net increase	146,096	6,375,656

PIMCO Income Strategy Fund
See accompanying Notes to Financial Statements. | 7.31.11 |	PIMCO Income Strategy Fund II Annual Report	27

PIMCO Income Strategy Fund II
Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended July 31,
	2011	2010
Investment Operations:
Net investment income	$59,883,484	$55,300,404
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	19,192,118	(848,527)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	22,736,170	94,438,510
Net increase in net assets resulting from investment operations	101,811,772	148,890,387

Dividends on Preferred Shares from Net Investment Income	(2,379,363)	(2,413,554)
Net increase in net assets applicable to common shareholders resulting from investment operations	99,432,409	146,476,833

Dividends to Common Shareholders from Net Investment Income	(56,277,446)	(73,374,027)

Common Share Transactions:
Net proceeds from rights offering (See Note 8)	–	118,231,945
Offering costs charged to paid-in-capital in excess of par (See Note 8)	–	(603,331)
Reinvestment of dividends	3,854,345	4,661,254
Net increase in net assets from common share transactions	3,854,345	122,289,868
Total increase in net assets applicable to common shareholders	47,009,308	195,392,674

Net Assets Applicable to Common Shareholders:
Beginning of year	537,341,938	341,949,264
End of year (including undistributed net investment income of $6,957,156 and $13,526,981, respectively)	$584,351,246	$537,341,938

Common Shares Issued:
Issued in rights offering (see Note 8)	–	14,444,000
Issued in reinvestment of dividends	385,713	494,251
Net increase	385,713	14,938,251

PIMCO Income Strategy Fund
28	PIMCO Income Strategy Fund II Annual Report | 7.31.11 | See accompanying Notes to Financial Statements.

PIMCO Income Strategy Fund
Statement of Cash Flows †

Year ended July 31, 2011

Increase in Cash from:
Cash Flows used for Operating Activities:
Net increase in net assets resulting from investment operations	$50,087,884

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash used for Operating Activities:
Purchases of long-term investments	(239,379,486)
Proceeds from sales of long-term investments	174,290,710
Proceeds from sales of short-term portfolio investments, net	13,319,930
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	(13,014,572)
Net realized gain on investments, futures contracts, swaps, and foreign currency transactions	(6,383,400)
Net amortization on investments	(1,590,773)
Decrease in receivable for investments sold	9,036,417
Increase in interest and dividends receivable	(2,777,414)
Proceeds from futures contracts transactions	540,286
Increase in deposits with brokers for futures contracts collateral	(548,000)
Increase in prepaid expenses	(131)
Decrease in payable for investments purchased	(5,702,556)
Decrease in payable to brokers for cash collateral received	(470,000)
Periodic and termination payments of swaps, net	(4,575,429)
Net cash used for foreign currency transactions	(3,138,450)
Increase in investment management fees payable	63,199
Increase in interest payable for reverse repurchase agreements	11,569
Increase in accrued expenses	9,566
Net cash used for operating activities*	(30,220,650)

Cash Flows provided by Financing Activities:
Increase in payable for reverse repurchase agreements	62,909,524
Cash dividends paid (excluding reinvestment of dividends of $1,666,381)	(29,443,763)
Net cash provided by financing activities	33,465,761
Net increase in cash	3,245,111
Cash at beginning of year	302,337
Cash at end of year	$3,547,448

†	Statement of Cash Flows not required for Income Strategy II.
*	Included in operating expenses is cash paid of $277,238 by Income Strategy for interest expense primarily in connection with participation in reverse repurchase agreement transactions.

PIMCO Income Strategy Fund
See accompanying Notes to Financial Statements. | 7.31.11 |	PIMCO Income Strategy Fund II Annual Report	29

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

1. Organization and Significant Accounting Policies

PIMCO Income Strategy Fund (“Income Strategy”) and PIMCO Income Strategy Fund II (“Income Strategy II”), each a “Fund” and collectively the ‘‘Funds’’, were organized as Massachusetts business trusts on June 19, 2003 and June 30, 2004, respectively. Prior to commencing operations on August 29, 2003 and October 29, 2004, respectively, Income Strategy and Income Strategy II had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value of common shares authorized.

Each Fund’s investment objective is to seek high current income, consistent with the preservation of capital. There is no guarantee that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s

PIMCO Income Strategy Fund
30	PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

1. Organization and Significant Accounting Policies (continued)

shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models and option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-

PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report	31

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

1. Organization and Significant Accounting Policies (continued)

want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

PIMCO Income Strategy Fund
32	PIMCO Income Strategy Fund II Annual Report	| 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at July 31, 2011 in valuing Income Strategy assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$949,500	$22,043,236	$22,992,736
Energy	–	–	852,500	852,500
All Other	–	241,963,603	–	241,963,603
Municipal Bonds	–	100,122,442	–	100,122,442
Mortgage-Backed Securities	–	50,627,384	226,603	50,853,987
Preferred Stock:
Financial Services	$4,086,200	–	–	4,086,200
All Other	–	12,963,581	–	12,963,581
Convertible Preferred Stock	8,363,410	–	–	8,363,410
Senior Loans	–	4,224,844	–	4,224,844
Asset-Backed Securities	–	3,183,536	–	3,183,536
Mutual Funds	64,579	–	–	64,579
Short-Term Investments	–	2,217,993	–	2,217,993

Total Investments in Securities – Assets	$12,514,189	$416,252,883	$23,122,339	$451,889,411

Other Financial Instruments* – Assets
Credit Contracts	–	$55,003	–	$55,003
Foreign Exchange Contracts	–	45,620	–	45,620
Interest Rate Contracts	$577,182	160,098	–	737,280

Total Other Financial Instruments* – Assets	$577,182	$260,721	–	$837,903

Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	$(1,068,022)	–	$(1,068,022)
Interest Rate Contracts	–	(947,127)	–	(947,127)

Total Other Financial Instruments* – Liabilities	–	$(2,015,149)	–	$(2,015,149)

Total Investments	$13,091,371	$414,498,455	$23,122,339	$450,712,165

There were no significant transfers between Levels 1 and 2 during the year ended July 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Income Strategy for the year ended July 31, 2011, was as follows:

	Beginning Balance 7/31/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 7/31/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$17,101,920	$(1,052,994)	$(132,599)	$(91,810)	$659,493	$5,559,226	–	$22,043,236
Energy	–	–	–	–	–	852,500	–	852,500
Mortgage-Backed Securities	6,534,423	(6,896,977)	15,930	863,320	(290,093)	–	–	226,603

Total Investments	$23,636,343	$(7,949,971)	$(116,669)	$771,510	$369,400	$6,411,726	–	$23,122,339

PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report	33

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at July 31, 2011 in valuing Income Strategy II assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	–	$12,367,885	$12,367,885
Energy	–	$10,240,834	1,782,500	12,023,334
All Other	–	428,259,739	–	428,259,739
Municipal Bonds	–	170,807,979	–	170,807,979
Mortgage-Backed Securities	–	102,646,688	1,076,658	103,723,346
Preferred Stock:
Automotive Products	–	–	10,137	10,137
Financial Services	$12,300,000	6,762,763	–	19,062,763
All Other	–	25,206,196	–	25,206,196
Convertible Preferred Stock	29,741,320	–	–	29,741,320
Senior Loans	–	14,562,508	–	14,562,508
Asset-Backed Securities	–	9,902,705	–	9,902,705
Mutual Funds	133,106	–	–	133,106
Common Stock	–	–	813	813
Short-Term Investments	–	8,094,291	–	8,094,291

Total Investments in Securities – Assets	$42,174,426	$776,483,703	$15,237,993	$833,896,122

Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	$169,812	–	$169,812
Interest Rate Contracts	$890,772	330,592	–	1,221,364

Total Other Financial Instruments* – Assets	$890,772	$500,404	–	$1,391,176

Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	$(3,465,593)	–	$(3,465,593)
Interest Rate Contracts	–	(1,351,798)	–	(1,351,798)

Total Other Financial Instruments* – Liabilities	–	$(4,817,391)	–	$(4,817,391)

Total Investments	$43,065,198	$772,166,716	$15,237,993	$830,469,907

There were no significant transfers between Levels 1 and 2 during the year ended July 31, 2011.

PIMCO Income Strategy Fund
34	PIMCO Income Strategy Fund II Annual Report	| 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Income Strategy II for the year ended July 31, 2011, was as follows:

	Beginning Balance 7/31/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 7/31/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$1,039,163	$(63,983)	$(8,126)	$(5,625)	$40,188	$11,366,268	–	$12,367,885
Energy	–	–	–	–	–	1,782,500	–	1,782,500
Mortgage-Backed Securities	–	1,082,222	34,472	–	(40,036)	–	–	1,076,658
Preferred Stock:
Automotive Products	10,137	–	–	–	–	–	–	10,137
Common Stock	813	–	–	–	–	–	–	813

Total Investments	$1,050,113	$1,018,239	$26,346	$(5,625)	$152	$13,148,768	–	$15,237,993

*                 Other financial instruments not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**          Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments, which Income Strategy and Income Strategy II held at July 31, 2011 was $807,499 and $318,180, respectively. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received after settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income of the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at July 31, 2011. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net

PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report	35

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

1. Organization and Significant Accounting Policies (continued)

realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(h) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(i) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of

PIMCO Income Strategy Fund
36	PIMCO Income Strategy Fund II Annual Report	| 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

1. Organization and Significant Accounting Policies (continued)

principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(j) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(k) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as incurred.

(l) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(m) Senior Loans

The Funds purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts will never be utilized by the borrower.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

2. Principal Risks (continued)

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Funds hold mortgage-related securities, they may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

PIMCO Income Strategy Fund
38	PIMCO Income Strategy Fund II Annual Report	| 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

2. Principal Risks (continued)

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds had credit default swap agreements and securities outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The balance shown under payable to broker on the Statement of Assets and Liabilities for Income Strategy II represents the amount due to Lehman Brothers International (Europe).

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Swap Agreements

Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report	39

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

3. Financial Derivative Instruments (continued)

Payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

PIMCO Income Strategy Fund
40	PIMCO Income Strategy Fund II Annual Report	| 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

3. Financial Derivative Instruments (continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(b)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2011 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(b)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the

PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report	41

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements
July 31, 2011

3. Financial Derivative Instruments (continued)

applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at July 31, 2011:

Income Strategy:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps	$160,098	$55,003	–	$215,101
Receivable for variation margin on futures contracts*	93,275	–	–	93,275
Unrealized appreciation of forward foreign currency contracts	–	–	$45,620	45,620
Total asset derivatives	$253,373	$55,003	$45,620	$353,996

Liability derivatives:
Unrealized depreciation of swaps	$(947,127)	–	–	$(947,127)
Unrealized depreciation of forward foreign currency contracts	–	–	$(1,068,022)	(1,068,022)
Total liability derivatives	$(947,127)	–	$(1,068,022)	$(2,015,149)

*	Included in the unrealized appreciation of $577,182 on futures contracts, as reported in section 5(a) of the Notes to Financial Statements.

Income Strategy II:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps	$330,592	–	–	$330,592
Receivable for variation margin on futures contracts*	223,988	–	–	223,988
Unrealized appreciation of forward foreign currency contracts	–	–	$169,812	169,812
Total asset derivatives	$554,580	–	$169,812	$724,392

Liability derivatives:
Unrealized depreciation of swaps	$(1,351,798)	–	–	$(1,351,798)
Unrealized depreciation of forward foreign currency contracts	–	–	$(3,465,593)	(3,465,593)
Total liability derivatives	$(1,351,798)	–	$(3,465,593)	$(4,817,391)

*	Included in the unrealized appreciation of $890,772 on futures contracts, as reported in section 5(a) of the Notes to Financial Statements.

PIMCO Income Strategy Fund
42	PIMCO Income Strategy Fund II Annual Report	| 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements
July 31, 2011

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statements of Operations for the year ended July 31, 2011:

Income Strategy:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$56,379	–	–	$56,379
Swaps	(7,935,635)	$3,692,468	–	(4,243,167)
Foreign currency transactions (forward foreign currency contracts)	–	–	$(3,653,930)	(3,653,930)
Total net realized gain (loss)	$(7,879,256)	$3,692,468	$(3,653,930)	$(7,840,718)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$577,182	–	–	$577,182
Swaps	(787,029)	$(595,885)	–	(1,382,914)
Foreign currency transactions (forward foreign currency contracts)	–	–	$68,502	68,502
Total net change in unrealized appreciation/depreciation	$(209,847)	$(595,885)	$68,502	$(737,230)

Income Strategy II:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$110,582	–	–	$110,582
Swaps	(16,208,878)	$9,546,762	–	(6,662,116)
Foreign currency transactions (forward foreign currency contracts)	–	–	$(13,041,826)	(13,041,826)
Total net realized gain (loss)	$(16,098,296)	$9,546,762	$(13,041,826)	$(19,593,360)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$890,772	–	–	$890,772
Swaps	(1,021,206)	$(1,276,006)	–	(2,297,212)
Foreign currency transactions (forward foreign currency contracts)	–	–	$605,465	605,465
Total net change in unrealized appreciation/depreciation	$(130,434)	$(1,276,006)	$605,465	$(800,975)

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements
July 31, 2011

3. Financial Derivative Instruments (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended July 31, 2011:

	Futures Contracts (1)	Forward Foreign Currency Contracts (2)		Credit Default Swap Agreements (3)	Interest Rate Swap
	Long	Purchased	Sold	Sell	Agreements (3)
Income Strategy	249	$3,697,271	$56,287,572	$26,400	$45,920
Income Strategy II	454	10,860,099	180,184,106	57,800	85,360

(1)  Number of contracts

(2)  U.S. $ value on origination date

(3)  Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of each Fund’s average weekly total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities for the year ended July 31, 2011:

	Purchases	Sales
Income Strategy	$239,379,486	$177,348,044
Income Strategy II	367,219,101	320,958,396

(a) Futures contracts outstanding at July 31, 2011:

Income Strategy:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	Financial Futures Euro — 90 day	178	$44,262	3/19/12	$128,462

	Financial Futures Euro — 90 day	243	60,404	6/18/12	227,115

	Financial Futures Euro — 90 day	101	25,091	9/17/12	37,702

	Financial Futures Euro — 90 day	101	25,067	12/17/12	73,052

	Financial Futures Euro — 90 day	101	25,040	3/18/13	104,615

	Financial Futures Euro — 90 day	11	2,723	6/17/13	6,236
					$577,182

PIMCO Income Strategy Fund
44	PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

5. Investments in Securities (continued)

Income Strategy II:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	Financial Futures Euro — 90 day	355	$88,275	3/19/12	$257,375
	Financial Futures Euro — 90 day	285	70,844	6/18/12	13,763
	Financial Futures Euro — 90 day	285	70,801	9/17/12	106,388
	Financial Futures Euro — 90 day	285	70,733	12/17/12	206,138
	Financial Futures Euro — 90 day	285	70,659	3/18/13	295,200
	Financial Futures Euro — 90 day	21	5,199	6/17/13	11,908
					$890,772

At July 31, 2011, Income Strategy and Income Strategy II pledged cash collateral of $548,000 and $841,000, respectively, for futures contracts.

(b) Credit default swap agreements:

Sell protection swap agreements outstanding at July 31, 2011 (1):

Income Strategy:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (3)	Credit Spread (2)*	Termination Date	Payments Received	Market Value (4)	Upfront Premiums Received	Unrealized Appreciation
Goldman Sachs:
HCA	$1,500	1.40%	9/20/13	3.00%	$55,003	–	$55,003

*	Unaudited.

(1)

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

5. Investments in Securities (continued)

(c) Interest rate swap agreements outstanding at July 31, 2011:

Income Strategy:			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
JPMorgan Chase	$76,300	12/21/41	4.00%	3-Month USD-LIBOR	$(1,356,858)	$(409,731)	$(947,127)
Royal Bank of Scotland	77,000	9/19/13	Federal Funds Overnight Rate	0.50%	44,341	(115,757)	160,098
					$(1,312,517)	$(525,488)	$(787,029)

Income Strategy II:			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
JPMorgan Chase	$108,900	12/21/41	4.00%	3-Month USD-LIBOR	$(1,936,591)	$(584,793)	$(1,351,798)
Royal Bank of Scotland	159,000	9/19/13	Federal Funds Overnight Rate	0.50%	91,562	(239,030)	330,592
					$(1,845,029)	$(823,823)	$(1,021,206)

LIBOR—London Inter-Bank Offered Rate

PIMCO Income Strategy Fund
46	PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

5. Investments in Securities (continued)

(d) Forward foreign currency contracts outstanding at July 31, 2011:

Income Strategy:

	Counterparty	U.S.$ Value on Origination Date	U.S.$Value July 31, 2011	Unrealized Appreciation (Depreciation)
Purchased:
186,100 Brazilian Real settling 9/2/11	Bank of America	$100,000	$119,043	$19,043
41,570 Brazilian Real settling 8/2/11	Barclays Bank	25,998	26,805	807
100,000 British Pound settling 8/2/11	Bank of America	163,349	164,145	796
7,095,112 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	1,095,347	1,106,186	10,839
323,000 Mexican Peso settling 11/18/11	Deutsche Bank	27,466	27,251	(215)
60,000 Mexican Peso settling 11/18/11	Morgan Stanley	5,025	5,062	37
760,150 South African Rand settling 9/13/11	Barclays Bank	100,000	113,047	13,047

Sold:
2,788,000 Australian Dollar settling 8/31/11	Bank of America	3,038,933	3,052,122	(13,189)
41,570 Brazilian Real settling 9/2/11	Barclays Bank	25,833	26,591	(758)
41,570 Brazilian Real settling 8/2/11	UBS	25,714	26,805	(1,091)
100,000 British Pound settling 9/13/11	Bank of America	163,269	164,073	(804)
100,000 British Pound settling 9/13/11	Barclays Bank	163,214	164,073	(859)
100,000 British Pound settling 8/2/11	Credit Suisse First Boston	163,908	164,145	(237)
24,090,000 British Pound settling 8/9/11	JPMorgan Chase	38,848,136	39,539,731	(691,595)
1,151,000 British Pound settling 9/13/11	Royal Bank of Scotland	1,856,540	1,888,483	(31,943)
6,975,000 Chinese Yuan Renminbi settling 9/14/11	JPMorgan Chase	1,075,559	1,083,100	(7,541)
861,000 Euro settling 10/19/11	Citigroup	1,235,886	1,234,835	1,051
4,018,000 Euro settling 10/19/11	Credit Suisse First Boston	5,610,133	5,762,561	(152,428)
4,019,000 Euro settling 10/19/11	Morgan Stanley	5,600,476	5,763,995	(163,519)
683,681 South African Rand settling 10/28/11	HSBC Bank	97,165	101,008	(3,843)
				$(1,022,402)

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

5. Investments in Securities (continued)

Income Strategy II:

	Counterparty	U.S.$ Value on Origination Date	U.S.$Value July 31, 2011	Unrealized Appreciation (Depreciation)
Purchased:
372,200 Brazilian Real settling 9/2/11	Bank of America	$200,000	$238,086	$38,086
408,946 Brazilian Real settling 8/2/11	Barclays Bank	255,751	263,691	7,940
185,950 Brazilian Real settling 9/2/11	Morgan Stanley	100,000	118,947	18,947
300,000 British Pound settling 8/2/11	Bank of America	490,047	492,435	2,388
14,519,138 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	2,241,318	2,263,652	22,334
627,000 Euro settling 8/25/11	Citigroup	906,785	900,489	(6,296)
4,103,000 Euro settling 8/25/11	HSBC Bank	5,876,481	5,892,675	16,194
1,497,000 Euro settling 8/25/11	Royal Bank of Canada	2,179,460	2,149,972	(29,488)
4,058,000 Indian Rupee settling 8/12/11	Barclays Bank	86,487	91,663	5,176
600,000 Indian Rupee settling 8/12/11	Deutsche Bank	12,834	13,553	719
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	100,215	100,180	(35)
646,000 Mexican Peso settling 11/18/11	Deutsche Bank	54,932	54,503	(429)
130,000 Mexican Peso settling 11/18/11	Morgan Stanley	11,013	10,968	(45)
1,520,300 South African Rand settling 9/13/11	Barclays Bank	200,000	226,094	26,094
759,900 South African Rand settling 9/13/11	Morgan Stanley	100,000	113,010	13,010
Sold:
7,146,000 Australian Dollar settling 8/31/11	Bank of America	7,789,240	7,822,978	(33,738)
408,946 Brazilian Real settling 9/2/11	Barclays Bank	254,130	261,592	(7,462)
408,946 Brazilian Real settling 8/2/11	UBS	252,966	263,691	(10,725)
300,000 British Pound settling 9/13/11	Bank of America	489,807	492,220	(2,413)
200,000 British Pound settling 8/2/11	Barclays Bank	327,816	328,290	(474)
9,000 British Pound settling 9/13/11	Barclays Bank	14,690	14,767	(77)
100,000 British Pound settling 8/2/11	Credit Suisse First Boston	163,908	164,145	(237)
54,974,000 British Pound settling 8/9/11	JPMorgan Chase	88,652,447	90,230,684	(1,578,237)
1,700,000 British Pound settling 9/13/11	Royal Bank of Scotland	2,742,066	2,789,245	(47,179)
14,273,000 Chinese Yuan Renminbi settling 9/14/11	JPMorgan Chase	2,200,925	2,216,356	(15,431)
61,977,000 Euro settling 8/25/11	Citigroup	87,294,047	89,010,556	(1,716,509)
3,047,000 Euro settling 9/22/11	Citigroup	4,368,271	4,373,046	(4,775)

PIMCO Income Strategy Fund
48	PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2011

5. Investments in Securities (continued)

Income Strategy II:

	Counterparty	U.S.$ Value on Origination Date	U.S.$Value July 31, 2011	Unrealized Appreciation (Depreciation)
1,800,000 Euro settling 8/25/11	Royal Bank of Scotland	$2,604,060	$2,585,136	$18,924
4,658,000 Indian Rupee settling 8/12/11	JPMorgan Chase	104,721	105,216	(495)
2,054,362 South African Rand settling 10/28/11	HSBC Bank	291,966	303,514	(11,548)
				$(3,295,781)

At July 31, 2011, Income Strategy held $100,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Funds’ investment strategies.

(e) Open reverse repurchase agreements at July 31, 2011:

Income Strategy:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	7/22/11	8/22/11	$2,240,373	$2,240,093
Barclays Bank	0.45%	7/12/11	8/12/11	7,981,995	7,980,000
	0.45%	7/15/11	8/12/11	900,191	900,000
	0.45%	7/25/11	8/25/11	7,064,618	7,064,000
	0.45%	7/26/11	8/26/11	4,068,305	4,068,000
	0.45%	7/27/11	8/29/11	1,834,115	1,834,000
	0.60%	6/28/11	8/1/11	3,938,230	3,936,000
	0.60%	7/22/11	8/22/11	5,852,975	5,852,000
	0.65%	7/18/11	8/17/11	14,735,724	14,732,000
Credit Suisse First Boston	0.40%	7/28/11	8/29/11	594,026	594,000
Deutsche Bank	0.38%	6/30/11	8/1/11	1,822,616	1,822,000
	0.38%	7/7/11	8/8/11	6,153,624	6,152,000
	0.38%	7/11/11	8/10/11	3,219,714	3,219,000
	0.38%	7/26/11	8/26/11	485,031	485,000
	0.60%	6/30/11	8/1/11	4,810,564	4,808,000
	0.60%	7/7/11	8/8/11	5,876,448	5,874,000
	0.60%	7/22/11	8/22/11	12,196,032	12,194,000
	0.60%	7/28/11	8/30/11	5,054,337	5,054,000
Greenwich Capital Markets	0.40%	6/30/11	8/1/11	1,578,561	1,578,000
	0.40%	7/11/11	8/10/11	2,627,613	2,627,000
UBS	0.40%	7/26/11	8/24/11	3,348,223	3,348,000
					$96,361,093

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2011

5. Investments in Securities (continued)

Income Strategy II:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank	(1.00)%	3/3/11	3/3/13	$1,417,255	$1,423,225
	0.45%	7/12/11	8/12/11	1,050,263	1,050,000
	0.45%	7/25/11	8/25/11	6,275,549	6,275,000
	0.45%	7/28/11	8/30/11	2,705,135	2,705,000
	0.60%	6/28/11	8/1/11	5,463,094	5,460,000
	0.60%	7/18/11	8/17/11	25,865,034	25,859,000
	0.60%	7/25/11	8/24/11	5,656,660	5,656,000
Credit Suisse First Boston	0.60%	7/25/11	8/24/11	10,027,170	10,026,000
Deutsche Bank	0.38%	7/28/11	8/29/11	34,283,447	34,282,000
	0.60%	7/7/11	8/8/11	4,067,694	4,066,000
	0.60%	7/22/11	8/22/11	2,757,460	2,757,000
Greenwich Capital Markets	0.40%	7/28/11	8/30/11	4,233,188	4,233,000
					$103,792,225

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 2011 for Income Strategy and Income Strategy II was $56,827,147 and $46,032,113, respectively, at a weighted average interest rate of 0.50% and 0.42%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at July 31, 2011 was $102,385,670 and $109,251,735, for Income Strategy and Income Strategy II, respectively.

At July 31, 2011, Income Strategy and Income Strategy II held $580,000 and $375,000, respectively, in principal value of U.S. Treasury Obligations as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedules of Investments.

6. Income Tax Information

The tax character of dividends paid by the Funds was as follows:

	Year ended July 31, 2011	Year ended July 31, 2010
	Ordinary Income Distributions (1)	Ordinary Income Distributions (1)
Income Strategy	$31,123,205	$40,262,220
Income Strategy II	58,656,809	75,787,581

(1) Includes short-term capital gains, if any.

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2011

6. Income Tax Information (continued)

At July 31, 2011, the components of distributable earnings were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards (2)	Post-October Currency Loss Deferral (3)
Income Strategy	$5,251,678	$168,285,722	$1,270,117
Income Strategy II	9,509,812	425,931,540	5,853,803

(2) Capital losses available to offset future net capital gains, expiring in varying amounts as shown below.

(3) Foreign currency losses realized during the period November 1, 2010 through July 31, 2011 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

At July 31, 2011, the Funds had capital loss carryforwards expiring in the following years.

	2016	2017	2018
Income Strategy	–	$61,971,063	$106,314,659
Income Strategy II	$3,108,759	145,330,255	277,492,526

For the year ended July 31, 2011, the following capital loss carryforwards were utilized:

Utilized
Income Strategy	$6,232,407
Income Strategy II	20,518,103

For the year ended July 31, 2011, permanent “book-tax” adjustments were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
Income Strategy (a) (b) (c)	$(1,240,697)	$1,240,697
Income Strategy II (a) (b) (c) (d)	(7,796,500)	7,796,500

These permanent “book-tax” differences were primarily attributable to:

(a) Differing treatment of swap payments.

(b) Reclassification of gains and losses on foreign currency transactions.

(c) Reclassification of paydown losses.

(d) Reclassification of settlement charges on securities sold.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At July 31, 2011, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis (4)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Income Strategy	$415,346,730	$39,077,931	$2,535,250	$36,542,681
Income Strategy II	760,715,299	83,178,241	9,997,418	73,180,823

(4) Differences between book and tax cost basis are primarily attributable to wash sale loss deferrals and recognized gain for tax purposes on a corporate action.

PIMCO Income Strategy Fund	51
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2011

7. Auction-Rate Preferred Shares

Income Strategy has 1,053 shares of Preferred Shares Series T, 1,053 shares of Preferred Shares Series W and 1,053 shares of Preferred Shares Series TH outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Income Strategy II has 1,288 shares of Preferred Shares Series M, 1,288 shares of Preferred Shares Series T, 1,288 shares of Preferred Shares Series W, 1,288 shares of Preferred Shares Series TH, and 1,288 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or default procedures in the event of auction failure). Distributions of net realized capital gains, if any, are paid annually.

For the year ended July 31, 2011, the annualized dividend rates ranged from:

	High	Low	At July 31, 2011
Income Strategy :
Series T	1.540%	1.409%	1.409%
Series W	1.537%	1.409%	1.409%
Series TH	1.534%	1.409%	1.409%
Income Strategy II:
Series M	1.543%	1.409%	1.409%
Series T	1.540%	1.409%	1.409%
Series W	1.537%	1.409%	1.409%
Series TH	1.534%	1.409%	1.409%
Series F	1.533%	1.409%	1.409%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the higher of the 7-day USD London Inter-Bank Offered Rate (“LIBOR”) multiplied by 125% or the 7-day USD LIBOR plus 1.25% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

See Note “9. Legal Proceedings” for a discussion of shareholder demand letters received by the Funds and certain other closed-end funds managed by the Investment Manager.

52	PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2011

8. Rights Offering

On March 10, 2010 each Fund’s Board of Trustees approved a transferable rights offering (each an “Offer”) which entitled each Fund’s common shareholders of record (“Record Date Shareholders”) as of March 24, 2010 to one transferable right for each common share held, entitling Record Date Shareholders the opportunity to purchase one newly issued share of common stock for every three rights held. Each Offer commenced on March 24, 2010 and expired on April 23, 2010. Each Offer was over-subscribed. The actual subscription price pursuant to the Offer was $9.59 and $8.45 per common share for Income Strategy and Income Strategy II, respectively, and was calculated based on the formula equal to 90% of the average of the last reported sale prices of each Fund’s common shares on the New York Stock Exchange on the expiration date of each Offer and on each of the four preceding trading days. The net asset values for each Fund’s common shares were reduced by $0.43 and $0.38 for Income Strategy and Income Strategy II, respectively, as a result of each Offer, which includes the effect of the dealer manager commissions and offering costs. The details of each Offer were as follows:

	Income Strategy			Income Strategy II
Settlement Date	Price	Shares	Amount	Price	Shares	Amount
April 13, 2010*	$10.152	214,134	$2,173,888	$8.631	274,325	$2,367,699
April 19, 2010*	10.053	212,311	2,134,363	8.505	220,385	1,874,374
April 22, 2010*	9.558	217,325	2,077,192	8.397	236,158	1,983,019
April 23, 2010*	9.549	100,000	954,900	8.406	200,000	1,681,200
April 29, 2010*	9.590	209,079	2,005,068	8.450	558,678	4,720,829
April 29, 2010	9.590	5,220,151	50,061,248	8.450	12,954,454	109,465,137
Gross Proceeds		6,173,000	59,406,659		14,444,000	122,092,258
Commissions			(2,079,233)			(4,273,229)
Trading Profits*			320,251			412,916
Net Proceedings			57,647,677			118,231,945
Offering Costs			(537,741)			(603,331)
			$57,109,936			$117,628,614

* Rights converted to newly issued shares prior to the expiration of each Offer by UBS Securities LLC (the “Dealer Manager”). Trading profits realized by the Dealer Manager were reimbursed to the Funds and treated as additional proceeds.

9. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims. In April, 2011 the MDL Court granted final approval of the settlement.

PIMCO Income Strategy Fund	53
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Notes to Financial Statements

July 31, 2011

9. Legal Proceedings (continued)

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by the Sub-Adviser in the June 2005 10 year futures contract. The Sub-Adviser’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against the Sub-Adviser. In settling this matter, the Sub-Adviser denies any liability. This settlement is purely private in nature and not a regulatory matter.

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including the Funds and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation, in August 2010 the independent trustees of the Funds rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

10. Subsequent Events

On August 1, 2011, the following dividends were declared to common shareholders payable September 1, 2011 to shareholders of record on August 11, 2011:

Income Strategy	$0.075 per common share
Income Strategy II	$0.065 per common share

On September 1, 2011, the following dividends were declared to common shareholders payable October 3, 2011 to shareholders of record on September 12, 2011:

Income Strategy	$0.075 per common share
Income Strategy II	$0.065 per common share

On September 12, 2011, Moody’s Investor Service downgraded its ratings of each series of the Funds’ Preferred Shares from Aaa to Aa2.

54	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended July 31,
	2011	2010	2009		2008		2007
Net asset value, beginning of year	$10.62	$9.07	$14.73		$17.38		$19.14
Investment Operations:
Net investment income	1.24	1.38 (1)	1.54		1.81		2.13
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	0.79	2.72	(5.81)		(2.08)		(1.29)
Total from investment operations	2.03	4.10	(4.27)		(0.27)		0.84
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.05)	(0.06)	(0.21)		(0.54)		(0.59)
Net realized gains	–	–	–		–		(0.00	)†
Total dividends and distributions on preferred shares	(0.05)	(0.06)	(0.21)		(0.54)		(0.59)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.98	4.04	(4.48)		(0.81)		0.25
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.21)	(2.06)	(1.18)		(1.54)		(1.77)
Net realized gains	–	–	–		(0.30)		(0.24)
Total dividends and distributions to common shareholders	(1.21)	(2.06)	(1.18)		(1.84)		(2.01)
Common Share Transactions:
Dilution to net asset value, resulting from rights offering	–	(0.43)	–		–		–
Net asset value, end of year	$11.39	$10.62	$9.07		$14.73		$17.38
Market price, end of year	$12.39	$11.50	$8.98		$13.98		$17.88
Total Investment Return (2)	19.67%	52.70%	(25.78)%		(12.26)%		(0.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$282,691	$262,060	$165,982		$269,140		$316,289
Ratio of expenses to average net assets, including interest expense (3)(5)	1.51%	1.47%	2.31	%(4)	1.68	%(4)	1.68	%(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.41%	1.43%	2.20	%(4)	1.67	%(4)	1.55	%(4)
Ratio of net investment income to average net assets (3)	11.00%	13.44%	17.31%		11.18%		11.14%
Preferred shares asset coverage per share	$114,474	$107,946	$77,538		$57,030		$62,622
Portfolio turnover rate	44%	115%	98%		31%		62%

†	Less than $(0.005) per common share.
(1)	Calculated on average common shares outstanding.
(2)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).
(5)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

PIMCO Income Strategy Fund	55
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PIMCO Income Strategy Fund II Financial Highlights

For a common share outstanding throughout each year:

	Year ended July 31,
	2011	2010	2009		2008		2007
Net asset value, beginning of year	$9.29	$7.98	$14.16		$16.76		$18.76
Investment Operations:
Net investment income	1.03	1.18 (1)	1.44		1.81		2.06
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	0.73	2.20	(6.40)		(2.37)		(1.34)
Total from investment operations	1.76	3.38	(4.96)		(0.56)		0.72
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.04)	(0.05)	(0.20)		(0.52)		(0.58)
Net realized gains	–	–	–		–		(0.00	)†
Total dividends and distributions on preferred shares	(0.04)	(0.05)	(0.20)		(0.52)		(0.58)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.72	3.33	(5.16)		(1.08)		0.14
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.97)	(1.64)	(1.02)		(1.51)		(1.72)
Net realized gains	–	–	–		–		(0.42)
Return of capital	–	–	–		(0.01)		–
Total dividends and distributions to common shareholders	(0.97)	(1.64)	(1.02)		(1.52)		(2.14)
Common Share Transactions:
Dilution to net asset value, resulting from rights offering	–	(0.38)	–		–		–
Net asset value, end of year	$10.04	$9.29	$7.98		$14.16		$16.76
Market price, end of year	$10.27	$10.05	$7.78		$12.80		$17.28
Total Investment Return (2)	12.53%	52.97%	(29.85)%		(18.08)%		2.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$584,351	$537,342	$341,949		$604,632		$712,152
Ratio of expenses to average net assets, including interest expense (3)(5)	1.24%	1.42%	2.08	%(4)	1.60	%(4)	1.48	%(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.21%	1.37%	1.96	%(4)	1.60	%(4)	1.48	%(4)
Ratio of net investment income to average net assets (3)	10.34%	13.08%	17.84%		11.59%		11.03%
Preferred shares asset coverage per share	$115,720	$108,425	$78,091		$56,481		$62,069
Portfolio turnover rate	42%	87%	96%		29%		65%

†	Less than $(0.005) per common share.
(1)	Calculated on average common shares outstanding.
(2)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).
(5)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

56	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.11 | See accompanying Notes to Financial Statements.

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Income Strategy Fund & PIMCO Income Strategy Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial positions of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (collectively hereafter referred to as the “Funds”) at July 31, 2011, the results of their operations and cash flows (for PIMCO Income Strategy Fund only) for the year then ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 26, 2011

PIMCO Income Strategy Fund	57
7.31.11 | PIMCO Income Strategy Fund II Annual Report

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees
(unaudited)

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified within 60 days of the Funds’ fiscal year end July 31, 2011, regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages or ordinary dividends paid during the fiscal year ended July 31, 2011, are designated as “qualified dividend income”:

Income Strategy	5.41%
Income Strategy II	8.81%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended July 31, 2011, that qualify for the corporate dividend received deduction is set forth below:

Income Strategy	6.35%
Income Strategy II	8.81%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on the shareholder’s 2011 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Annual Shareholder Meeting Results:

The Funds held their annual meetings of shareholders on December 14, 2010. Common/Preferred shareholders voted as indicated below:

Income Strategy:

	Affirmative	Withheld Authority
Election of James A. Jacobson* – Class II to serve until 2011	636	1,327
Re-election of Hans W. Kertess – Class I to serve until 2013	19,523,831	399,881
Re-election of William B. Ogden, IV – Class I to serve until 2013	19,486,537	437,175
Election of Alan Rappaport* – Class I to serve until 2013	636	1,327

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica and John C. Maney†, continued to serve as Trustees of Income Strategy.

Income Strategy II:

	Affirmative	Withheld Authority
Election of James A. Jacobson* – Class II to serve until 2012	2,872	2,331
Re-election of Hans W. Kertess – Class III to serve until 2013	43,272,180	1,852,807
Re-election of John C. Maney† – Class III to serve until 2013	43,271,208	1,853,779
Election of Alan Rappaport* – Class I to serve until 2011	2,868	2,335

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica and William B. Ogden, IV continued to serve as Trustees of Income Strategy II.

*  Preferred Shares Trustee

†  Interested Trustee

Changes to Board of Trustees:

Effective December 15, 2010, the Funds’ Board of Trustees appointed Bradford K. Gallagher as a Class III Trustee for Income Strategy to serve until 2011 and a Class II Trustee for Income Strategy II to serve until 2011.

Effective March 7, 2011, the Funds’ Board of Trustees appointed Deborah A. Zoullas as a Class II Trustee for the Funds to serve until 2011.

58	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 14-15, 2011 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Funds’ Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2011.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Morningstar Associates LLC (“Morningstar”) on the net return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Morningstar and the performance of an applicable benchmark index, (ii) information provided by Morningstar on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

to each of the Funds given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Morningstar, the Trustees also reviewed each Fund’s net return investment performance as well as the performance of comparable funds identified by Morningstar. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total net expense ratio as a percentage of average net assets attributable to common shares and preferred shares and the management fee and total net expense ratios of comparable funds identified by Morningstar.

The Trustees specifically took note of how each Fund compared to its Morningstar peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Morningstar categories were separately charged such a fee by their investment managers, so that the total net expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total net expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Funds) and does not reflect interest expense.

Income Strategy:

The Trustees noted that the expense group for the Fund provided by Morningstar consisted of a total of eleven closed-end funds, including the Fund but not including another fund managed by the Investment Manager. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $119.62 million to $1,737.20 million, and that seven of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked eighth out of eleven funds in the expense peer group for total net expense ratio based on common assets and fourth out of eleven funds in the expense peer group for the total net expense ratio based on common and leveraged assets combined and seventh out of ten funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked tenth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees also noted that the Fund outperformed its benchmark and had first quartile performance for the one-year period ended February 28, 2011 against a peer group of eleven funds. The Trustees noted that the Fund outperformed its benchmark and had fourth quartile performance for the three-year period and underperformed its benchmark and had fourth quartile performance for the five-year period ended February 28, 2011, against a peer group of eleven and nine funds, respectively.

Income Strategy II:

The Trustees noted that the expense group for the Fund provided by Morningstar consisted of a total of eleven closed-end funds, including the Fund but not including another fund managed by the Investment Manager. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $119.62 million to $1,737.20 million, and that four of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked eighth out of eleven funds in the expense peer group for total net expense ratio based on common assets and fourth out of eleven funds in the expense peer group for the total net expense ratio based on common and leveraged assets combined and seventh out of ten funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked tenth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees also noted that the Fund outperformed its benchmark and had first quartile performance for the one-year period ended February 28, 2011 against a peer group of eleven funds. The Trustees noted that the Fund underperformed its benchmark and had fourth quartile performance for the three-year and five-year periods ended February 28, 2011, against a peer group of eleven and nine funds, respectively.

PIMCO Income Strategy Fund
60 PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Morningstar and management.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but noted management’s view that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as those associated with the use of leverage and efforts to meet a regular dividend level.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements and make significant use of reverse repurchase agreements (because the fees are calculated based on the Fund’s total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares and other forms of leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Funds common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Funds’ use of leverage, either through preferred shares or otherwise, continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

PIMCO Income Strategy Fund
7.31.11 | PIMCO Income Strategy Fund II Annual Report 61

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

PIMCO Income Strategy Fund
62 PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Dividend Reinvestment Plan (unaudited)

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, each Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by each Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003 – PFL/2004 – PFN

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2003 – PFL/2005 – PFN

Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Bradford K. Gallagher
Date of Birth: 2/28/44
Trustee since: 2010

Term of office: Expected to stand for election at 2011 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006).

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009

Term of office: Expected to stand for re-election at 2011– PFL/2012– PFN annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex

Trustee/Director of 17 funds in the Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange.

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006

Term of office: Expected to stand for re-election at 2012 – PFL/2013 – PFN annual meeting of shareholders.

Trustee/Director of 81 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

†    Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth above, among others with the Funds’ Investment Managers and various affiliated entities.

PIMCO Income Strategy Fund
64	PIMCO Income Strategy Fund II Annual Report | 7.31.11

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006

Term of office: Expected to stand for re-election at 2013 – PFL/2011 – /PFN annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport
Date of Birth: 3/13/53
Trustee since: 2010

Term of office: Expected to stand for re-election at 2013 – PFL/2011 – PFN annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

Deborah A. Zoullas
Date of Birth: 11/13/52
Trustee since: 2011

Term of office: Expected to stand for election at 2011 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2003 – PFL; 2004 – PFN

Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 52 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2003 – PFL; 2004 – PFN

Senior Vice President and Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 81 funds in the Fund Complex; Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President, Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 81 funds in the Funds Complex and The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President, Allianz Global Investors of America L.P.; Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund
7.31.11 |	PIMCO Income Strategy Fund II Annual Report	67

Trustees Hans W. Kertess Chairman of the Board of Trustees Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport Deborah A. Zoullas

Fund Officers

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go www.allianzinvestors.com/edelivery.

AGI-2011-08-26-1615

AZ600AR_073111

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)              Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $100,000 in 2010 and $87,975 in 2011.

b)             Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2010 and $16,000 in 2011. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in 2010 and $15,000 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)              1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Income Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence.

All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)          The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)          Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)          Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)              2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)                Not applicable

g)             Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $3,505,352 and the 2011 Reporting Period was $6,176,965.

h)             Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. Zoullas.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PIMCO INCOME STRATEGY FUND

PIMCO INCOME STRATEGY FUND II

(each a “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  Each Trust believes that the firms and/or persons purchasing and selling securities for each Trust and analyzing the performance of each Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of each Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of the Trusts’ current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of the respective proxy voting policies and any material amendments thereto to the applicable Board of each Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of each Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.  The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of October 3, 2011, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Strategy Fund (PFL) and PIMCO Income Strategy Fund II (PFN), (each a “Fund” and collectively, the “Funds”):

William H. Gross, CFA
Mr. Gross has been the portfolio manager for the Funds since December 2009.  Mr. Gross founded Pacific Investment Management Company LLC (“PIMCO”) more than 39 years ago and is a managing director and co-Chief Investment Officer of PIMCO. He has 42 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of July 31, 2011, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
William H. Gross, CFA	PFL	41	366,930.39	33	38,734.59	71	37,736.24	*
	PFN	41	366,546.27	33	38,734.59	71	37,736.24	*

*Of these other Accounts, 19 accounts totaling $6,411.33 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Funds, track the same index the Funds track or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades:  A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Funds.  Because of their positions with the Funds, portfolio managers know the size, timing and possible market impact of the Funds’ trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Funds.

Investment Opportunities:  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both the Funds and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Funds and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Funds and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees:  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for a portfolio manager in that such portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Funds.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has developed policies and procedures to monitor these conflicts of interests and conducts periodic testing to test the effectiveness of these procedures.  PIMCO seeks to identify new conflicts of interest as a result of among other things, a change in affiliates, engaging in a new business, making available new investment products or services, and changing the way it operate its business.

(a) (3)

As of July 31, 2011, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation – Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                       3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                       Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                       Amount and nature of assets managed by the portfolio manager;

•                       Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                       Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                       Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                       Contributions to asset retention, gathering and client satisfaction;

•                       Contributions to mentoring, coaching and/or supervising; and

•                       Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of July 31, 2011.

PIMCO Income Strategy Fund PIMCO Income Strategy Fund II

Portfolio Manager	Dollar Range of Equity Securities in the Fund
William H. Gross, CFA	Over $1,000,000 in each Fund

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Strategy Fund

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	October 3, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	October 3, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 3, 2011